Exhibit 99.1

Boston Properties

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2008

Boston Properties, Inc.

Fourth Quarter 2008

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Discontinued Operations	12
Capital Structure	13
Debt Analysis	14-16
Unconsolidated Joint Ventures	17-18
Value-Added Fund	19
Portfolio Overview-Square Footage	20
In-Service Property Listing	21-23
Top 20 Tenants and Tenant Diversification	24
Office Properties-Lease Expiration Roll Out	25
Office/Technical Properties-Lease Expiration Roll Out	26
Retail Properties - Lease Expiration Roll Out	27
Grand Total - Office, Office/Technical, Industrial and Retail Properties	28
Greater Boston Area Lease Expiration Roll Out	29-30
Washington, D.C. Area Lease Expiration Roll Out	31-32
San Francisco Area Lease Expiration Roll Out	33-34
Midtown Manhattan Area Lease Expiration Roll Out	35-36
Princeton Area Lease Expiration Roll Out	37-38
CBD/Suburban Lease Expiration Roll Out	39-40
Hotel Performance and Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-51

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Fourth Quarter 2008

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets—characterized by high barriers to the creation of new supply and strong real estate fundamentals—where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2008)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	147
Total Square Feet (includes unconsolidated joint ventures)	49.8 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	143.5 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	4.95%
Total Combined Market Capitalization	$15.7 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Fourth Quarter 2008

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Fredrick Iseman	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	President	Senior Vice President and Regional Manager of Princeton

Edward H. Linde	Alan J. Patricof	E. Mitchell Norville	Robert E. Pester
Chief Executive Officer and Director	Director, Chair of Audit Committee	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow	Richard E. Salomon	Raymond A. Ritchey	Robert E. Selsam
Director	Director, Chair of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Zoë Baird	Martin Turchin	Michael E. LaBelle	Frank D. Burt
Director, Chair of Nominating & Corporate Governance Committee	Director	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel

Carol B. Einiger	David A. Twardock	Peter D. Johnston	Michael Walsh
Director	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

		Bryan J. Koop	Arthur S. Flashman
		Senior Vice President and Regional Manager of Boston	Vice President, Controller

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or mwalsh@bostonproperties.com
Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007
High Closing Price	$89.30	$104.35	$105.04	$98.39	$113.60
Low Closing Price	$43.28	$87.00	$90.07	$82.10	$88.71
Average Closing Price	$60.92	$96.41	$97.79	$89.38	$100.95
Closing Price, at the end of the quarter	$55.00	$93.66	$90.22	$92.07	$91.81
Dividends per share - annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield - annualized (1)	4.95%	2.90%	3.01%	2.95%	2.96%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (2)	143,497	142,455	142,447	142,182	141,910
Closing market value of outstanding shares and units (thousands)	$7,892,335	$13,342,335	$12,851,568	$13,090,697	$13,028,757

(1)	Excludes special dividend of $5.98 per share paid on January 30, 2008.
(2)	For additional detail, see page 13.

Timing

Quarterly results for 2009 will be announced according to the following schedule:

First Quarter	Late April 2009	Third Quarter	Late October 2009
Second Quarter	Late July 2009	Fourth Quarter	Late January 2010

Boston Properties, Inc.

Fourth Quarter 2008

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
Bridget Adams Argus Research Company 646.747.5448	Anthony Paolone / Michael Mueller J.P. Morgan Securities 212.622.6682 / 212.622.6689	Thomas Cook Citigroup Global Markets 212.723.1112	Rating Agencies: Janice Svec Fitch Ratings 212.908.0304

Steve Sakwa / Ian Weissman	Shelia McGrath / Bill Carrier	Matthew Lynch
Bank of America-Merrill Lynch	Keefe, Bruyette & Woods	Credit Suisse Securities
212.449.0335 / 212.449.6255	212.887.7793 / 212.887.3810	212.325.6456	Karen Nickerson
Moody’s Investors Service 212.553.4924
Ross Smotrich / Jeff Langbaum	Jordan Sadler / Craig Mailman	Mark Streeter
Barclays Capital	KeyBanc Capital Markets	J.P. Morgan Securities
212.526.2306 / 212.526.0971	917.368.2280 / 917.368.2316	212.834.5086	James Fielding
Standard & Poor’s 212.438.2452
Michael Bilerman / Irwin Guzman	Nick Pirsos	Thierry Perrein / Jason Jones
Citigroup Global Markets	Macquarie Research Equities	Wachovia
212.816.1383 / 212.816.1685	212.231.2457	704.715.8455 / 704.715.7932

Steve Benyik	Mark Biffert / Marisha Clinton
Credit Suisse	Oppenheimer & Company
212.538.0239	212.667.7062 / 212.667.7416

Lou Taylor / Vin Chao	David Rogers / Mike Carroll
Deutsche Bank Securities	RBC Capital Markets
203.863.2381 / 212.250.8811	440.715.2647 / 440.715.2649

Wilkes Graham	John Guinee / Erin Aslakson
Friedman, Billings, Ramsey	Stifel, Nicolaus & Company
703.312.9737	443.224.1307 / 443.224.1350

Jay Habermann / Sloan Bohlen	James Feldman / Jonathon Petersen
Goldman Sachs & Company	UBS Investment Research
917.343.4260 / 212.902.2796	212.713.4932 / 212.713.4057

Michael Knott / Lukas Hartwich
Green Street Advisors
949.640.8780 / 949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2008

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-51.

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07
Income Items:
Revenue	$390,300	$357,988	$368,680	$371,432	$381,399
Straight-line rent (SFAS 13) (1) (2)	$15,989	$(7,216)	$11,220	$13,073	$9,256
Fair value lease revenue (SFAS 141) (2) (3)	$27,696	$25,730	$7,105	$1,372	$1,341
Company share of funds from operations from unconsolidated joint ventures	$(151,160)	$34,312	$10,827	$4,305	$2,879
Lease termination fees (included in revenue) (2)	$8,149	$1,438	$1,509	$4,005	$2,881
Capitalized interest	$11,397	$11,265	$9,736	$9,485	$10,419
Capitalized wages	$2,988	$3,036	$3,012	$3,211	$3,271
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	68.3%	64.3%	67.7%	67.8%	67.5%
Impairment losses on investments in unconsolidated joint ventures (5)	$188,325	$—	$—	$—	$—
Net income (loss) available to common shareholders	$(91,552)	$48,506	$79,534	$88,461	$123,790
Funds from operations (FFO) available to common shareholders	$5,870	$137,945	$145,001	$134,723	$147,534
FFO per share - diluted	$0.05	$1.13	$1.19	$1.11	$1.22
Net income (loss) available to common shareholders per share - basic	$(0.76)	$0.40	$0.66	$0.74	$1.04
Net income (loss) available to common shareholders per share - diluted	$(0.76)	$0.40	$0.66	$0.73	$1.02
Dividends per common share (6)	$0.68	$0.68	$0.68	$0.68	$6.66
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$134,314	$131,835	$141,106	$119,831	$119,993

Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (8)	3.44	3.40	3.53	3.33	3.50
Interest Coverage Ratio (including capitalized interest) - cash basis (8)	2.95	2.91	3.06	2.91	3.03
FFO Payout Ratio (9)	1360.00%	60.18%	57.14%	61.26%	55.74%
FAD Payout Ratio (10)	71.97%	72.86%	67.92%	79.92%	79.59%

	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07
Capitalization:
Common Stock Price @ Quarter End	$55.00	$93.66	$90.22	$92.07	$91.81
Equity Value @ Quarter End	$7,892,335	$13,342,335	$12,851,568	$13,090,697	$13,028,757
Total Consolidated Debt	$6,271,916	$6,111,463	$5,503,889	$5,527,832	$5,492,166
Total Consolidated Market Capitalization	$14,164,251	$19,453,798	$18,355,457	$18,618,529	$18,520,923
Consolidated Debt/Total Consolidated Market Capitalization (11)	44.28%	31.42%	29.99%	29.69%	29.65%
BXP’s Share of Joint Venture Debt	$1,554,508	$1,552,801	$1,200,731	$236,648	$202,471
Total Combined Debt	$7,826,424	$7,664,264	$6,704,620	$5,764,480	$5,694,637
Total Combined Market Capitalization (12)	$15,718,759	$21,006,599	$19,556,189	$18,855,177	$18,723,394
Combined Debt/Total Combined Market Capitalization (12) (13)	49.79%	36.49%	34.28%	30.57%	30.41%

(1)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 18.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,854, $10,571, $9,860, $9,180 and $8,403 for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively. Operating margins for the three months ended September 30, 2008 are impacted by the establishment of non-cash reserves for the accrued straight-line rent balances associated with the Company’s leases with Lehman Brothers Inc. and the law firm Heller Ehrman LLP for $13.2 million and $7.8 million, respectively. During the quarter ended December 31, 2008, the Company entered into an agreement to terminate its lease with Heller Ehrman LLP.
(5)	Represents the non-cash impairment losses on the Company’s investments in the unconsolidated joint ventures that own 540 Madison Avenue, Two Grand Central Tower, 125 West 55th Street, the Company’s Value-Added Fund and its Eighth Avenue and 46th Street project in accordance with APB No. 18, “The Equity Method of Accounting for Investments in Common Stock.” For additional detail, see page 18.
(6)	For the three months ended December 31, 2007, dividends per share includes the $5.98 per common share special dividend paid on January 30, 2008.
(7)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(8)	For additional detail, see page 11.
(9)	Dividends per common share divided by FFO per share - diluted. For the three months ended December 31, 2007, excludes the $5.98 per share special dividend paid on January 30, 2008.
(10)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2007, excludes the $5.98 per share special dividend paid on January 30, 2008.
(11)	For disclosures related to our definition of Consolidated Debt to Total Consolidated Market Capitalization, see page 50.
(12)	For additional detail, see page 13.
(13)	For disclosures related to our definition of Combined Debt to Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Fourth Quarter 2008

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07
ASSETS
Real estate	$9,560,049	$9,434,884	$9,277,500	$9,231,874	$9,077,528
Development in progress	829,995	813,404	735,372	619,165	700,762
Land held for future development	228,300	253,891	253,313	266,555	249,999
Real estate held for sale	—	—	—	—	221,606 (1)
Less accumulated depreciation	(1,768,785)	(1,710,875)	(1,647,145)	(1,589,686)	(1,531,707)

Total real estate	8,849,559	8,791,304	8,619,040	8,527,908	8,718,188
Cash and cash equivalents	241,510	55,597	112,110	794,643	1,506,921
Cash held in escrows	21,970	34,311	59,644	57,640	186,839
Marketable securities	11,590	16,160	20,372	23,404	22,584
Tenant and other receivables, net	68,743	57,554	42,116	34,580	58,074
Note receivable	270,000 (2)	270,000 (2)	270,000 (2)	100,000 (3)	—
Accrued rental income, net	316,711	316,411	326,149	313,011	300,594
Deferred charges, net	326,401	314,562	305,287	294,002	287,199
Prepaid expenses and other assets	22,401	44,039	26,511	51,357	30,566
Investments in unconsolidated joint ventures	782,760 (4)	973,396	606,696	152,942	81,672

Total assets	$10,911,645	$10,873,334	$10,387,925	$10,349,487	$11,192,637

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,660,642	$2,282,699	$2,535,496	$2,760,620	$2,726,127
Unsecured senior notes, net of discount	1,472,375	1,472,258	1,472,141	1,472,027	1,471,913
Unsecured exchangeable senior notes, net of discount	2,038,899	2,037,506	1,296,252	1,295,185	1,294,126
Unsecured line of credit	100,000	319,000	200,000	—	—
Accounts payable and accrued expenses	171,791	164,986	183,192	128,769	145,692
Dividends and distributions payable	97,162	96,491	96,451	105,150	944,870
Accrued interest payable	67,132	48,705	55,979	47,355	54,487
Other liabilities (5)	173,750	167,646	187,104	221,432	232,705

Total liabilities	6,781,751	6,589,291	6,026,615	6,030,538	6,869,920

Commitments and contingencies	—	—	—	—	—

Minority interests	598,627	639,171	663,313	654,512	653,892

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 121,180,655, 119,851,868, 119,756,240, 119,669,070 and 119,502,485 outstanding, respectively	1,212	1,199	1,198	1,197	1,195
Additional paid-in capital	3,369,850	3,317,358	3,341,887	3,317,643	3,305,219
Earnings in excess of dividends	192,843	366,482	399,502	401,410	394,324
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(29,916)	(37,445)	(41,868)	(53,091)	(29,191)

Total stockholders’ equity	3,531,267	3,644,872	3,697,997	3,664,437	3,668,825

Total liabilities and stockholders’ equity	$10,911,645	$10,873,334	$10,387,925	$10,349,487	$11,192,637

(1)	At December 31, 2007, Real Estate Held for Sale consisted of the Mountain View Research Park and Technology Park properties which were transferred into the Company’s Value-Added Fund on January 7, 2008.
(2)	The note receivable represents a partner loan from the Company to the joint venture that owns the General Motors Building, see page 17.
(3)	Represents the balance of the promissory note due from the Value-Added Fund and payable to the Company, which related to the transfer by the Company of the Mountain View properties to the Value-Added Fund in January 2008. The promissory note bore interest at a rate of 7% per annum and was scheduled to mature in October 2008, subject to extension at the option of the Value-Added Fund until April 2009. The Value-Added Fund obtained third-party financing secured by the Mountain View Research Park properties on May 30, 2008 and repaid the remaining outstanding balance on the note to the Company.
(4)	Reflects a reduction in the carrying values of certain of the investments as a result of non-cash impairment losses aggregating approximately $188.3 million in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.” For additional detail, see page 18.
(5)	At December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, Other Liabilities included approximately $0.9 million, $1.3 million, $1.8 million, $2.3 million and $26.1 million and approximately $0.0 million, $1.6 million, $3.1 million, $4.6 million and $6.1 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue, approximately $25.0 million, $25.0 million, $25.0 million, $24.8 million and $24.4 million, respectively, related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center and the fair values of the Company’s interest rate hedging contracts of approximately $0.0 million, $0.01 million, $8.2 million, $53.2 million and $25.7 million, respectively.

Boston Properties, Inc.

Fourth Quarter 2008

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07
Revenue:
Rental
Base Rent (1)	$300,544	$266,205	$281,072	$281,394	$277,088
Recoveries from tenants	50,032	55,968	49,848	48,884	46,926
Parking and other	17,663	16,624	17,317	16,501	16,845

Total rental revenue	368,239	338,797	348,237	346,779	340,859
Hotel revenue	12,158	8,482	9,708	6,524	13,121
Development and management services	9,024	9,557	6,460	5,477	5,378
Interest and other (2)	879	1,152	4,275	12,652	22,041

Total revenue	390,300	357,988	368,680	371,432	381,399

Expenses:
Operating	71,890	77,324	71,227	70,369	68,610
Real estate taxes	51,589	50,391	47,876	47,364	47,855
Hotel operating	8,846	6,318	6,449	5,897	9,059
General and administrative (2) (3)	16,552	18,758	17,467	19,588	16,594
Interest (4)	71,261	68,308	64,564	67,839	68,289
Depreciation and amortization	79,766	75,321	74,389	74,671	71,421
Net derivative losses	7,172	6,318	(257)	3,788	—
Losses from investments in securities (2)	2,631	940	160	873	609

Total expenses	309,707	303,678	281,875	290,389	282,437

Income before income (loss) from unconsolidated joint ventures	80,593	54,310	86,805	81,043	98,962
Minority interests in property partnerships	(427)	(525)	(420)	(625)	(84)
Income (loss) from unconsolidated joint ventures (5)	(187,559)	2,644	1,855	1,042	805

Income (loss) before minority interest in Operating Partnership	(107,393)	56,429	88,240	81,460	99,683
Minority interest in Operating Partnership (6)	14,174	(9,420)	(14,009)	(13,024)	(23,181)

Income (loss) before gains on sales of real estate	(93,219)	47,009	74,231	68,436	76,502
Gains on sales of real estate, net of minority interest	1,667	1,497	5,303	20,025	—

Income (loss) before discontinued operations	(91,552)	48,506	79,534	88,461	76,502
Income from discontinued operations, net of minority interest	—	—	—	—	862
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	—	—	46,426

Net income (loss) available to common shareholders	$(91,552)	$48,506	$79,534	$88,461	$123,790

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)
Net income (loss) available to common shareholders per share - basic	$(0.76)	$0.40	$0.66	$0.74	$1.04

Net income (loss) available to common shareholders per share - diluted	$(0.76)	$0.40	$0.66	$0.73	$1.02

(1)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Losses from investments in securities includes $1,660, $795, $160, $597 and $294, and general and administrative expenses includes $(1,603), $(770), $(138), $(657) and $(245) for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively, related to the Company's deferred compensation plan. Prior period quarterly amounts have been reclassified from interest and other revenue to losses from investments in securities to conform to the current period presentation.
(3)	General and administrative expenses includes a write-off of approximately $1.4 million of costs related to abandoned development projects for the three months ended March 31, 2008.
(4)	Interest expense is reported net of capitalized interest of $11,397, $11,265, $9,736, $9,485 and $10,419 for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.
(5)	Includes non-cash impairment losses aggregating approximately $188.3 million for the three months ended December 31, 2008 in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.” For additional detail, see page 18.
(6)	Equals minority interest share of 14.33%, 14.58%, 14.51%, 14.56% and 14.58% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2008

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07
Net income (loss) available to common shareholders	$(91,552)	$48,506	$79,534	$88,461	$123,790
Add:
Minority interest in Operating Partnership	(14,174)	9,420	14,009	13,024	23,181
Minority interests in property partnerships	427	525	420	625	84
Less:
Income (loss) from unconsolidated joint ventures	(187,559)	2,644	1,855	1,042	805
Gains on sales of real estate, net of minority interest	1,667	1,497	5,303	20,025	—
Income from discontinued operations, net of minority interest	—	—	—	—	862
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	—	—	46,426

Income before minority interests and income (loss) from unconsolidated joint ventures	80,593	54,310	86,805	81,043	98,962
Add:
Real estate depreciation and amortization (1)	115,668	106,475	82,838	77,619	73,306
Income from discontinued operations	—	—	—	—	1,009
Income (loss) from unconsolidated joint ventures (2)	(187,559)	2,644	1,855	1,042	805
Less:
Minority property partnerships’ share of funds from operations	897	1,013	928	1,111	437
Preferred distributions (3)	953	931	949	905	926

Funds from operations (FFO)	6,852	161,485	169,621	157,688	172,719
Less:
Minority interest in Operating Partnership’s share of funds from operations	982	23,540	24,620	22,965	25,185

FFO available to common shareholders (4)	$5,870	$137,945	$145,001	$134,723	$147,534

FFO per share - basic	$0.05	$1.15	$1.21	$1.13	$1.24

Weighted average shares outstanding - basic	120,788	119,832	119,753	119,536	119,249

FFO per share - diluted	$0.05	$1.13	$1.19	$1.11	$1.22

Weighted average shares outstanding - diluted	121,478	122,830	122,776	122,483	122,338

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $79,766, $75,321, $74,389, $74,671 and $71,421, our share of unconsolidated joint venture real estate depreciation and amortization of $36,399, $31,669, $8,972, $3,263 and $2,074 and depreciation and amortization from discontinued operations of $0, $0, $0, $0 and $234 less corporate related depreciation of $497, $515, $523, $315 and $423, for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.
(2)	Includes non-cash impairment losses aggregating approximately $188.3 million, or $1.33 per share diluted, for the three months ended December 31, 2008 in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.” For additional detail, see page 18.
(3)	Excludes approximately $8.7 million for the three months ended December 31, 2007 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(4)	Based on weighted average shares for the quarter. Company’s share for the quarter ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007 was 85.67%, 85.42%, 85.49%, 85.44% and 85.42%, respectively.

Boston Properties, Inc.

Fourth Quarter 2008

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)		Shares/Units (Denominator)
Basic FFO	$6,852	140,993	$161,485	140,281	$169,621	140,086	$157,688	139,911	$172,719		139,605
Effect of Dilutive Securities
Convertible Preferred Units	—	—	931	1,461	949	1,461	905	1,461	926	(1)	1,460
Stock Options and Exchangeable Notes	—	690	—	1,537	—	1,562	—	1,486	—		1,629

Diluted FFO	$6,852	141,683	$162,416	143,279	$170,570	143,109	$158,593	142,858	$173,645		142,694

Less:
Minority interest in Operating Partnership’s share of diluted funds from operations	982	20,205	23,180	20,449	24,235	20,333	22,620	20,375	24,772		20,356

Company’s share of diluted FFO (2)	$5,870	121,478	$139,236	122,830	$146,335	122,776	$135,973	122,483	$148,873		122,338

FFO per share - basic	$0.05		$1.15		$1.21		$1.13		$1.24

FFO per share - diluted	$0.05		$1.13		$1.19		$1.11		$1.22

(1)	Excludes approximately $8.7 million for the three months ended December 31, 2007 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007 was 85.74%, 85.73%, 85.79%, 85.74% and 85.73%, respectively.

Boston Properties, Inc.

Fourth Quarter 2008

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07
Basic FFO (see page 9)	$6,852	$161,485	$169,621	$157,688	$172,719
2nd generation tenant improvements and leasing commissions	(19,445)	(18,278)	(10,281)	(26,600)	(28,553)
Straight-line rent (1) (2)	(15,989)	7,216	(11,220)	(13,073)	(9,256)
Recurring capital expenditures	(12,158)	(8,252)	(5,075)	(4,296)	(16,217)
Fair value interest adjustment (1)	1,084	375	(627)	(809)	(789)
Fair value lease revenue (SFAS 141) (1)	(27,696)	(25,730)	(7,105)	(1,372)	(1,341)
Hotel improvements, equipment upgrades and replacements	(589)	(446)	(289)	(993)	(67)
Non real estate depreciation	497	515	523	315	423
Stock-based compensation	5,572	6,471	5,631	5,183	3,040
Net derivative losses	7,172	6,318	(257)	3,788	—
Impairment losses on investments in unconsolidated joint ventures (3)	188,325	—	—	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	689	2,161	185	—	34

Funds available for distribution to common shareholder and common unitholders (FAD)	$134,314	$131,835	$141,106	$119,831	$119,993

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07
Excluding Capitalized Interest

Income before minority interests and income (loss) from unconsolidated joint ventures	$80,593	$54,310	$86,805	$81,043	$98,962
Interest expense	71,261	68,308	64,564	67,839	68,289
Net derivative losses	7,172	6,318	(257)	3,788	—
Depreciation and amortization expense	79,766	75,321	74,389	74,671	71,421
Depreciation from joint ventures	36,399	31,669	8,972	3,263	2,074
Income (loss) from unconsolidated joint ventures	(187,559)	2,644	1,855	1,042	805
Impairment losses on investments in unconsolidated joint ventures (3)	188,325	—	—	—	—
Stock-based compensation	5,572	6,471	5,631	5,183	3,040
Discontinued operations - depreciation expense	—	—	—	—	234
Discontinued operations	—	—	—	—	1,009
Straight-line rent (1) (2)	(15,989)	7,216	(11,220)	(13,073)	(9,256)
Fair value lease revenue (SFAS 141) (1)	(27,696)	(25,730)	(7,105)	(1,372)	(1,341)

Subtotal	237,844	226,527	223,634	222,384	235,237

Interest expense (4)	69,118	66,561	63,364	66,833	67,294

Interest Coverage Ratio	3.44	3.40	3.53	3.33	3.50

Including Capitalized Interest

Income before minority interests and income (loss) from unconsolidated joint ventures	$80,593	$54,310	$86,805	$81,043	$98,962
Interest expense	71,261	68,308	64,564	67,839	68,289
Net derivative losses	7,172	6,318	(257)	3,788	—
Depreciation and amortization expense	79,766	75,321	74,389	74,671	71,421
Depreciation from joint ventures	36,399	31,669	8,972	3,263	2,074
Income (loss) from unconsolidated joint ventures	(187,559)	2,644	1,855	1,042	805
Impairment losses on investments in unconsolidated joint ventures (3)	188,325	—	—	—	—
Stock-based compensation	5,572	6,471	5,631	5,183	3,040
Discontinued operations - depreciation expense	—	—	—	—	234
Discontinued operations	—	—	—	—	1,009
Straight-line rent (1) (2)	(15,989)	7,216	(11,220)	(13,073)	(9,256)
Fair value lease revenue (SFAS 141) (1)	(27,696)	(25,730)	(7,105)	(1,372)	(1,341)

Subtotal	237,844	226,527	223,634	222,384	235,237

Divided by:
Interest expense (4) (5)	80,515	77,826	73,100	76,318	77,713

Interest Coverage Ratio	2.95	2.91	3.06	2.91	3.03

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(3)	Represents non-cash impairment losses on certain of the Company’s investments in unconsolidated joint ventures in accordance with APB No. 18, “The Equity Method of Accounting for Investments in Common Stock.” For additional detail, see page 18.
(4)	Excludes amortization of financing costs of $2,143, $1,747, $1,200, $1,006 and $995 for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.
(5)	Includes capitalized interest of $11,397, $11,265, $9,736, $9,485 and $10,419 for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.

Boston Properties, Inc.

Fourth Quarter 2008

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during the applicable period as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.

	Three Months Ended
	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07
Total Revenue (1)	$—	$—	$—	$—	$1,612

Expenses:
Operating	—	—	—	—	369
Hotel operating	—	—	—	—	—
Depreciation and amortization	—	—	—	—	234

Total Expenses	—	—	—	—	603

Income before minority interest in Operating Partnership	—	—	—	—	1,009

Minority interest in Operating Partnership	—	—	—	—	147

Income from discontinued operations (net of minority interest)	$—	$—	$—	$—	$862

Properties:					Orbital Sciences Campus &

					Broad Run, Building E

(1)	The impact of the straight-line rent adjustment increased revenue by $0, $0, $0, $0 and $34 for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.

Boston Properties, Inc.

Fourth Quarter 2008

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal December 31, 2008

Mortgage Notes Payable (net of fair value adjustment)	$2,647,408
Unsecured Line of Credit	100,000
Unsecured Senior Notes, at face value	1,475,000
Unsecured Exchangeable Senior Notes, at face value	2,060,000

Total Debt	6,282,408
Fair Value Adjustment on Mortgage Notes Payable	(13,234)
Discount on Unsecured Senior Notes	2,625
Discount on Unsecured Exchangeable Senior Notes	21,101

Total Consolidated Debt	$6,271,916

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03	3/18/03	1/17/03	12/13/02	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.194%	5.693%	6.291%	6.381%	6.03%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.66%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (negative)	A- (negative)	A- (negative)	A- (negative)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,021	$184	$215	$1,205	$2,625

Unsecured Senior Notes, net of discount	$248,979	$299,816	$174,785	$748,795	$1,472,375

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	2/6/2007	4/6/2006
Principal Amount	$747,500	$862,500	$450,000	$2,060,000
Yield (on issue date)	4.057%	3.462%	3.787%	3.749%
Coupon	3.625%	2.875%	3.787%
Exchange Rate	8.5051 (1)	7.0430 (2)	10.0066 (3)
First Optional Redemption Date	1/1/2014	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$7,011	$14,090	$—	$21,101

Unsecured Senior Exchangeable Notes	$740,489	$848,410	$450,000	$2,038,899

Equity

(in thousands)

	Shares/Units Outstanding as of 12/31/08	Common Stock Equivalents		Equivalent (4)
Common Stock	121,181	121,181	(5)	$6,664,955
Common Operating Partnership Units	20,855	20,855	(6)	1,147,025
Series Two Preferred Operating Partnership Units	1,113	1,461		80,355

Total Equity		143,497		$7,892,335

Total Consolidated Debt				6,271,916

Total Consolidated Market Capitalization				$14,164,251

BXP’s share of Joint Venture Debt				1,554,508	(8)
Total Combined Debt (7)				7,826,424

Total Combined Market Capitalization (9)				$15,718,759

(1)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share, representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million.
(2)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 6.6090 to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.
(3)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.
(4)	Value based on December 31, 2008 closing price of $55.00 per share of common stock.
(5)	Includes 31 shares of restricted stock.
(6)	Includes 946 long-term incentive plan units, but excludes 1,086 unvested outperformance plan units.
(7)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(8)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(9)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Fourth Quarter 2008

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

(in thousands)

	2009	2010	2011	2012	2013	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$183,125	$30,674	$71,693	$—	$—	$—	$285,492
Unsecured Line of Credit	—	100,000	—	—	—	—	100,000

Total Floating Debt	$183,125	$130,674	$71,693	$—	$—	$—	$385,492

Fixed Rate Debt
Mortgage Notes Payable (net of fair value adjustment)	$91,534	$130,815	$549,115	$105,059	$100,436	$1,384,957	$2,361,916
Fair Value Adjustment	4,151	3,988	2,605	1,583	632	275	13,234

Mortgage Notes Payable	95,685	134,803	551,720	106,642	101,068	1,385,232	2,375,150

Unsecured Senior Notes, net of discount	—	—	—	—	923,580	548,795	1,472,375

Unsecured Exchangeable Senior Notes, net of discount (2)	—	—	—	848,410	450,000	740,489	2,038,899

Total Fixed Debt	$95,685	$134,803	$551,720	$955,052	$1,474,648	$2,674,516	$5,886,424

Total Consolidated Debt	$278,810	$265,477	$623,413	$955,052	$1,474,648	$2,674,516	$6,271,916

GAAP Weighted Average Floating Rate Debt	2.93%	4.58%	3.63%	—	—	—	3.62%
GAAP Weighted Average Fixed Rate Debt	6.38%	7.83%	7.02%	3.71%	5.55%	5.33%	5.36%

Total GAAP Weighted Average Rate	4.11%	6.23%	6.63%	3.71%	5.55%	5.33%	5.25%

Total Stated Weighted Average Rate	4.21%	5.70%	6.78%	3.86%	5.57%	5.24%	5.23%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010 (3)

(in thousands)

Facility	Outstanding @ 12/31/2008	Letters of Credit	Remaining Capacity @ 12/31/2008
$ 1,000,000	$100,000	$15,590	$884,410

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	57.58%	4.58%	4.71%	4.6	years
Secured Debt	42.42%	6.11%	5.98%	5.7	years

Total Consolidated Debt	100.00%	5.23%	5.25%	5.1	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (3)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	6.15%	3.07%	3.62%	1.6	years
Fixed Rate Debt	93.85%	5.38%	5.36%	5.3	years

Total Consolidated Debt	100.00%	5.23%	5.25%	5.1	years

Interest Rate Hedging Instruments (4)

(in thousands)

	Notional Amount		Weighted Average 10 Year Treasury Rate	Settlement Date		Accumulated Other Comprehensive Loss
Treasury Locks	$325,000		4.74%	4/1/2008	(5)	$24,432
Forward-starting interest rate swap	50,000		4.61%	7/31/2008	(6)	1,949

	$375,000	(7)	4.72%			$26,381	(8)

Treasury Locks	$50,000		4.28%	7/31/2008	(6)	$1,218
Forward-starting interest rate swaps	100,000		4.46%	7/31/2008	(7)	5,954

	$150,000		4.40%			$7,172	(9)

Total	$525,000		4.63%			$33,553

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs rather than their stated maturity dates.
(3)	Subject to certain conditions, the Company may extend the maturity date of the Unsecured Line of Credit to August 3, 2011.
(4)	The Company had entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company’s existing portfolio.
(5)	On April 1, 2008, the Company cash-settled these Treasury Locks and made cash payments to the counterparties totaling approximately $33.5 million.
(6)	On July 31, 2008, the Company cash-settled at maturity its two remaining treasury lock contracts and one forward-starting interest rate swap contract with notional amounts aggregating $100.0 million and made aggregate cash payments to the counterparties totaling approximately $3.9 million.
(7)	On September 2, 2008, the Company cash-settled at maturity its remaining forward-starting interest rate swap contracts with notional amounts aggregating $100.0 million and made aggregate cash payments to the counterparties totaling approximately $6.0 million.
(8)	On November 13, 2008, the Company closed on an eight-year, $375.0 million loan collateralized by its Four Embarcadero Center property for an all-in fixed rate, inclusive of the credit spread, of 6.10% per annum. The Company will reclassify into earnings as an increase in interest expense over the eight-year term of the loan the balance recorded within Accumulated Other Comprehensive Loss.
(9)	The Company’s interest rate hedging program contemplated obtaining additional financing of at least $150.0 million by the end of 2008. In accordance with SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended and interpreted, the Company determined that it would be unable to complete the financing by the required date under its interest rate hedging program and, as a result, the Company has recognized a net derivative loss of approximately $7.2 million representing the ineffectiveness of its remaining interest rate hedging contracts.

Boston Properties, Inc.

Fourth Quarter 2008

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

(in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
Citigroup Center	8,859	9,516	456,633	—	—	—	475,008	(2)
Embarcadero Center Four	—	—	4,520	4,803	5,105	360,572	375,000
South of Market	183,125	—	—	—	—	—	183,125	(3)
505 9th Street	157	1,943	2,057	2,177	2,306	121,360	130,000
Wisconsin Place Office	—	—	71,693	—	—	—	71,693	(4)
One Freedom Square	1,303	1,407	1,521	65,511	—	—	69,742	(2)
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	994	56,306	—	—	—	—	57,300
New Dominion Technology Park, Building One	1,594	1,716	1,846	1,987	2,140	43,278	52,561
140 Kendrick Street	914	985	1,061	1,143	47,889	—	51,992	(2)
Reservoir Place	48,411	—	—	—	—	—	48,411	(2)
1330 Connecticut Avenue	1,287	1,390	44,796	—	—	—	47,473	(2)
Kingstowne Two and Retail	1,370	1,446	1,535	1,630	1,730	33,056	40,767	(2)
10 & 20 Burlington Mall Rd & 91 Hartwell	996	1,069	32,524	—	—	—	34,589
Democracy Tower (formerly South of Market - Phase II)	—	30,674	—	—	—	—	30,674	(5)
10 Cambridge Center	916	29,677	—	—	—	—	30,593
Sumner Square	747	804	865	930	22,896	—	26,242
Montvale Center	—	—	—	25,000	—	—	25,000
Eight Cambridge Center	818	22,911	—	—	—	—	23,729
1301 New York Avenue	21,627	—	—	—	—	—	21,627
Kingstowne One	549	582	618	657	17,062	—	19,468	(2)
University Place	992	1,063	1,139	1,221	1,308	13,691	19,414

	274,659	161,489	620,808	105,059	100,436	1,384,957	2,647,408

Fair Value Adjustment	4,151	3,988	2,605	1,583	632	275	13,234

	278,810	165,477	623,413	106,642	101,068	1,385,232	2,660,642

Unsecured Senior Notes, net of discount	—	—	—		923,580	548,795	1,472,375
Unsecured Exchangeable Senior Notes, net of discount				848,410	450,000	740,489	2,038,899	(6)
Unsecured Line of Credit	—	100,000	—	—	—	—	100,000	(7)

	$278,810	$265,477	$623,413	$955,052	$1,474,648	$2,674,516	$6,271,916

% of Total Consolidated Debt	4.45%	4.23%	9.94%	15.23%	23.51%	42.64%	100.00%
Balloon Payments	$251,369	$238,013	$600,390	$938,116	$1,459,832	$2,498,247	$5,985,967
Scheduled Amortization	$27,441	$27,464	$23,023	$16,936	$14,816	$176,269	$285,949

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 17.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	Loan matures on November 21, 2009 and has two, one-year extension options.
(4)	Loan matures on January 29, 2011 and has two, one-year extension options.
(5)	Loan matures on December 19, 2010 and has two, one-year extension options.
(6)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs rather than their stated maturity dates.
(7)	Unsecured Line of Credit matures on August 3, 2010 and has a one-year extension option.

Boston Properties, Inc.

Fourth Quarter 2008

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2008 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

			December 31, 2008
Total Assets:
Capitalized Property Value (1)			$15,116,059
Cash and Cash Equivalents			241,510
Investments in Marketable Securities			11,590
Undeveloped Land, at Cost			228,300
Development in Process, at Cost (including Joint Venture %)			902,684

Total Assets			$16,500,143

Unencumbered Assets			$9,265,309

Secured Debt (Fixed and Variable) (2)			$2,647,408
Joint Venture Debt			1,554,508
Contingent Liabilities & Letters of Credit			21,835
Unsecured Debt (3)			3,635,000

Total Outstanding Debt			$7,858,751

Consolidated EBITDA:
Income before minority interests and income (loss) from unconsolidated joint ventures (per Consolidated Income Statement)			$80,593
Add: Interest Expense (per Consolidated Income Statement)			71,261
Add: Depreciation and Amortization (per Consolidated Income Statement)			79,766
Add: Net Derivative Losses			7,172
Add: Loss from investments in securities			2,631

EBITDA			241,423
Add: Company share of unconsolidated joint venture EBITDA			60,884

Consolidated EBITDA			$302,307

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)			$71,261
Add: Company share of unconsolidated joint venture interest expense			28,758
Less: Amortization of financing costs			(2,143)
Less: Interest expense funded by construction loan draws			(1,277)

Adjusted Interest Expense			$96,599

Covenant Ratios and Related Data	Test		Actual
Total Outstanding Debt/Total Assets	Less than 60%		47.6%
Secured Debt/Total Assets	Less than 50%		25.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50	x	3.13
Unencumbered Assets/Unsecured Debt	Greater than 150%		254.9%

Unencumbered Consolidated EBITDA			$163,927

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)			3.77

% of unencumbered Consolidated EBITDA to Consolidated EBITDA			54.2%

# of unencumbered properties			99

(1)	Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes Fair Value Adjustment of $13,234
(3)	Excludes Debt Discount of $23,726

Boston Properties, Inc.

Fourth Quarter 2008

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1) (2)
125 West 55th Street (60%)	—	158,100	—	—	—	—	158,100	(2)
Two Grand Central Tower (60%)	—	114,000	—	—	—	—	114,000	(2)
540 Madison Avenue (60%)	240	240	240	240	70,920	—	71,880	(3)
Metropolitan Square (51%)	1,152	63,437	—	—	—	—	64,589
Market Square North (50%)	1,260	41,549	—	—	—	—	42,809
901 New York Avenue (25%)	635	669	705	742	782	38,413	41,946
Eighth Avenue and 46th Street (50%)	11,800	—	—	—	—	—	11,800
Annapolis Junction (50%)	—	19,413	—	—	—	—	19,413	(4)
Wisconsin Place Retail (5%)	—	2,468	—	—	—	—	2,468	(4)

	15,087	399,876	945	982	71,702	1,002,013	1,490,605

Fair Value Adjustment	8,145	7,182	6,620	7,102	7,186	29,403	65,638

	$23,232	$407,058	$7,565	$8,084	$78,888	$1,031,416	$1,556,243

GAAP Weighted Average Rate	5.69%	6.85%	5.56%	5.55%	6.42%	6.59%	6.64%
% of Total Debt	1.49%	26.15%	0.49%	0.52%	5.07%	66.28%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	2.26%	3.60%	3.88%	1.2	years
Fixed Rate Debt	97.74%	6.02%	6.71%	6.6	years

Total Debt	100.00%	5.97%	6.64%	6.4	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized in over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Debt has two, one-year extension options.

Boston Properties, Inc.

Fourth Quarter 2008

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2008

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)(2)	Annapolis Junction	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
Investment (5)	$708,717	(6)	$75,841	$74,646	$67,430	$6,116	$37,452	$(682)	$50,599	$7,584	$(2,830)	$1,024,873	$27,887	$1,052,760
Note Receivable (6)	270,000		—	—	—	—	—	—	—	—	—	270,000	—	270,000

Net Equity	$438,717		$75,841	$74,646	$67,430	$6,116	$37,452	$(682)	$50,599	$7,584	$(2,830)	$754,873	$27,887	$782,760

Mortgage/Construction loans payable (5) (7)	$963,600		$158,100	$114,000	$71,880	$42,809	$64,589	$41,946	$2,468	$19,413	$11,800	$1,490,605	$63,903	$1,554,508

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	23.89%	50.00%	50.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2008

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)(2)	Annapolis Junction (1)	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
REVENUE
Rental	$45,250	$7,685	$8,252	$6,022	$5,982	$7,520	$8,130		$482	$—	$—	$89,323	$3,975	$93,298
Straight-line rent (SFAS 13)	4,318	2,749	320	754	(129)	(133)	213		—	—	—	8,092	339	8,431
Fair value lease revenue (SFAS 141)	35,537	2,673	3,832	1,358	—	—	—		—	—	—	43,400	847	44,247
Termination Income	—	438	—	—	—	—	3		—	—	—	441	432	873

Total revenue	85,105	13,545	12,404	8,134	5,853	7,387	8,346		482	—	—	141,256	5,593	146,849

EXPENSES
Operating	17,191	3,356	3,419	2,559	2,322	3,338	3,232		1,368	428	—	37,213	2,128	39,341

NET OPERATING INCOME	67,914	10,189	8,985	5,575	3,531	4,049	5,114		(886)	(428)	—	104,043	3,465	107,508

Interest	32,113	4,618	2,881	1,889	1,662	2,610	2,205		135	344	—	48,457	2,545	51,002
Interest other - partner loans	6,454	—	—	—	—	—	—		—	—	—	6,454	—	6,454
Depreciation and amortization	41,481	6,059	5,147	2,844	1,127	1,645	1,520		419	543	—	60,785	2,516	63,301

SUBTOTAL	80,048	10,677	8,028	4,733	2,789	4,255	3,725		554	887	—	115,696	5,061	120,757

Gains on sale of real estate	—	—	—	—	—	—	—		—	—	—	—	—	—
Impairment loss (8)	—	—	—	—	—	—	—		—	—	40,570	40,570	—	40,570
Losses from early extinguishment of debt	—	—	—	—	—	—	—		—	—	—	—	—	—

NET INCOME/(LOSS)	$(12,134)	$(488)	$957	$842	$742	$(206)	$1,389		$(1,440)	$(1,315)	$(40,570)	$(52,223)	$(1,596)	$(53,819)

BXP’s share of net income/(loss)	$(7,280)	$(293)	$574	$505	$371	$(105)	$828	(9)	$(171)	$(657)	$(20,285)	$(26,513)	$(479)	$(26,992)
Impairment loss on investment (8)	—	45,122	74,318	31,920	—	—	—		—	—	2,882	154,242	13,798	168,040
Elimination of inter-entity interest on partner loan	7,473	—	—	—	—	—	—		—	—	—	7,473	—	7,473

Income/(loss) from unconsolidated joint ventures	$193	$(45,415)	$(73,744)	$(31,415)	$371	$(105)	$828		$(171)	$(657)	$(23,167)	$(173,282)	$(14,277)	$(187,559)
BXP’s share of depreciation & amortization	24,889	3,635	3,088	1,707	564	839	386		100	271	—	35,479	920	36,399

BXP’s share of Funds from Operations (FFO)	$25,082	$(41,780)	$(70,656)	$(29,708)	$935	$734	$1,214		$(71)	$(386)	$(23,167)	$(137,803)	$(13,357)	$(151,160)

BXP’s share of net operating income/(loss)	$40,748	$6,113	$5,391	$3,345	$1,766	$2,065	$1,279		$(64)	$(214)	$—	$60,429	$1,328	$61,757

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by it’s partners.
(7)	Excludes fair value adjustments.
(8)	Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Fourth Quarter 2008

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$8.17	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	45.2%	20.83	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,449	60.8%	29.42	42,028	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	70.6%	23.66	9,500	(6)

Total	26	1,053,555	63.1%	$23.84	$63,903

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2008

Value-Added Fund
REVENUE
Rental	$3,975
Straight-line rent (SFAS 13)	339
Fair value lease revenue (SFAS 141)	847

Total revenue	5,161

EXPENSES
Operating	2,128

SUBTOTAL	3,033

Interest	2,545
Depreciation and amortization	2,516

SUBTOTAL	5,061

Gains on sale of real estate	—
Loss from early extinguishment of debt	—

NET INCOME	$(1,596)

BXP’s share of net income	$(479)
Impairment loss on investment	(13,798)

Loss from Value-Added Fund	$(14,277)
BXP’s share of depreciation & amortization	920

BXP’s share of Funds from Operations (FFO)	$(13,357)

The Company’s Equity in the Value-Added Fund	$27,887

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

Fourth Quarter 2008

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties

by Location and Type of Property for the Quarter Ended December 31, 2008 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,205,022		18.6%	834,062	1.8%	9,039,084		26.2%	1.1%	21.5%
Greater Washington	8,461,307	(5)	19.1%	825,232	1.1%	9,286,539	(5)	27.0%	—	20.2%
Greater San Francisco	4,973,866		11.4%	—	—	4,973,866		14.4%	—	11.4%
Midtown Manhattan	8,817,832	(6)	44.2%	—	—	8,817,832	(6)	25.6%	—	44.2%
Princeton/East Brunswick, NJ	2,324,692		2.7%	—	—	2,324,692		6.7%	—	2.7%

	32,782,719		96.0%	1,659,294	2.9%	34,442,013		100.0%	1.1%	100.0%

% of Total	95.2%			4.8%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4) Hotel Properties

Geographic Area	CBD	Suburban	Total
Greater Boston	15.8%	5.7%	21.5%
Greater Washington	8.8%	11.4%	20.2%
Greater San Francisco	9.2%	2.2%	11.4%
Midtown Manhattan	44.2%	—	44.2%
Princeton/East Brunswick, NJ	—	2.7%	2.7%

Total	78.0%	22.0%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	35,617	11,219,345

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 586,887 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,926 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties and 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties.
(6)	Includes 1,770,298 square feet at the General Motors Building, 558,008 square feet at 125 West 55th Street, 635,275 square feet at Two Grand Central Tower and 284,185 square feet at 540 Madison Avenue each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

Fourth Quarter 2008

In-Service Property Listing

as of December 31, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,192,899	93.9%	$42.93	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,642	99.6%	62.64	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	39.66	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	509,813	98.5%	71.81	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	52.76	N	CBD
One Cambridge Center	East Cambridge MA	1	215,385	81.7%	39.41	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	77.7%	31.43	N	CBD
Four Cambridge Center	East Cambridge MA	1	198,295	95.1%	39.79	N	CBD
Five Cambridge Center	East Cambridge MA	1	240,480	99.3%	44.99	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.80	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.21	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	90.2%	47.82	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	38.28	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	527,590	93.1%	30.51	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	35.56	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	31.24	Y	S
230 CityPoint (formerly Prospect Place)	Route 128 Mass Turnpike MA	1	301,815	92.6%	31.84	N	S
(2) 77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	39.67	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,262	53.3%	20.51	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	53.15	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,311	100.0%	35.16	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	36.18	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,180	92.4%	24.41	Y	S
Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	22.03	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.81	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	83.8%	26.58	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	33.91	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	32.90	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	31.84	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,373	71.1%	26.49	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	30.38	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	35.55	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	33.42	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,773	64.4%	20.79	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	26.59	N	S

		42	8,205,022	95.0%	$41.13

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	82.34	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.48	N	CBD
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	21.93	N	S
Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	22.47	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		7	834,062	72.3%	$45.25

	Total Greater Boston:	49	9,039,084	92.9%	$41.42

Boston Properties, Inc.

Fourth Quarter 2008

In-Service Property Listing (continued)

as of December 31, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	619,586	100.0%	$45.98	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.06	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,887	99.9%	49.72	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.28	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	56.67	Y	CBD
(2) 505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,926	100.0%	54.67	Y	CBD
901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	56.56	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	49.42	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	56.42	Y	CBD
(2) 635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
Sumner Square	CBD Washington DC	1	208,665	100.0%	45.37	Y	CBD
(2) Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	0.0%	—	Y	S
Montvale Center	Montgomery County MD	1	122,808	82.5%	26.87	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	90.8%	40.44	N	S
Kingstowne One	Fairfax County VA	1	150,838	100.0%	34.66	Y	S
Kingstowne Two	Fairfax County VA	1	156,251	95.7%	34.13	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.65	Y	S
One Freedom Square	Fairfax County VA	1	414,433	100.0%	40.57	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	98.8%	43.55	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	28.75	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	93.8%	30.85	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	44.91	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.98	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.49	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	33.71	N	S
(2) South of Market	Fairfax County VA	3	648,279	83.0%	36.02	Y	S
12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	36.28	N	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	34.33	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	34.68	N	S

		33	8,461,307	96.5%	$42.54

Office/Technical
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.63	N	S
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	20.03	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	22.53	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.70	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.38	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	18.50	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.10	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.39	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.40	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.11	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	17.77	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	26.05	N	S

		13	825,232	91.6%	$18.62

	Total Greater Washington:	46	9,286,539	96.1%	$40.52

Boston Properties, Inc.

Fourth Quarter 2008

In-Service Property Listing (continued)

as of December 31, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,037,338	99.2%	$74.71	Y	CBD
Citigroup Center	Park Avenue NY	1	1,590,013	97.7%	78.12	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,700,331	99.7%	86.32	N	CBD
Times Square Tower	Times Square NY	1	1,242,384	97.3%	67.63	N	CBD
(2) General Motors Building (60% ownership)	Plaza District NY	1	1,770,298	98.0%	108.29	Y	CBD
(2) 125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	558,008	100.0%	61.71	Y	CBD
(2) Two Grand Central Tower (60% ownership)	Grand Central District NY	1	635,275	99.8%	55.49	Y	CBD
(2) 540 Madison Avenue (60% ownership)	5th/Madison District NY	1	284,185	92.9%	88.32	Y	CBD

	Total Midtown Manhattan:	8	8,817,832	98.4%	$81.50

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.77	N	S
104 Carnegie Center	Princeton NJ	1	102,830	94.4%	34.38	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	24.71	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.39	N	S
202 Carnegie Center	Princeton NJ	1	130,582	81.1%	32.71	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.51	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	93.7%	35.05	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.73	N	S
212 Carnegie Center	Princeton NJ	1	149,354	95.7%	36.49	N	S
214 Carnegie Center	Princeton NJ	1	150,774	80.1%	32.70	Y	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.00	N	S
502 Carnegie Center	Princeton NJ	1	116,855	100.0%	35.85	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.48	N	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	34.65	N	S
508 Carnegie Center	Princeton NJ	1	132,653	56.1%	32.04	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	27.73	N	S

		15	1,911,015	91.3%	$32.48

One Tower Center	East Brunswick NJ	1	413,677	49.5%	$33.09	N	S

		1	413,677	49.5%	$33.09

	Total Princeton/East Brunswick, NJ:	16	2,324,692	83.8%	$32.55

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	830,280	85.5%	$48.88	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	778,337	98.6%	52.19	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	774,946	84.2%	42.67	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,561	96.6%	62.08	Y	CBD

		4	3,320,124	91.4%	$52.26

303 Almaden	San Jose, CA	1	156,859	94.1%	32.25	N	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	$33.56	N	S
601 and 651 Gateway	South San Francisco CA	2	506,045	96.6%	31.04	N	S
(2) North First Business Park	San Jose, CA	5	190,636	75.8%	15.53	N	S
3200 Zanker Road	San Jose, CA	4	543,900	100.0%	14.34	N	S

		13	1,653,742	95.6%	$24.40

	Total Greater San Francisco:	17	4,973,866	92.8%	$42.68

	Total In-Service Properties:	136	34,442,013	94.5%	$51.50

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Fourth Quarter 2008

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,825,576	(1)	5.30%
2	Lockheed Martin	1,292,429		3.75%
3	Citibank	1,085,570	(2)	3.15%
4	Genentech	546,750		1.59%
5	Kirkland & Ellis	502,046	(3)	1.46%
6	Gillette	484,051		1.41%
7	Shearman & Sterling	472,808		1.37%
8	Weil Gotshal Manges	456,744	(4)	1.33%
9	O’Melveny & Myers	446,039		1.30%
10	Lehman Brothers	436,723	(5)	1.27%
11	Parametric Technology	380,987		1.11%
12	Accenture	378,867		1.10%
13	Finnegan Henderson Farabow	356,195	(6)	1.03%
14	Ann Taylor	338,942		0.98%
15	Northrop Grumman	327,677		0.95%
16	Biogen Idec	317,341		0.92%
17	Washington Group International	299,079		0.87%
18	Aramis (Estee Lauder)	295,610	(7)	0.86%
19	Bingham McCutchen	291,415		0.85%
20	Akin Gump Strauss Hauer & Feld	290,132		0.84%

	Total % of Portfolio Square Feet			31.43%
	Total % of Portfolio Revenue			32.08%

Notable Signed Deals (8)

Tenant	Property		Sq. Ft.
Ropes & Gray LLP	Prudential Tower	(9)	470,000
Wellington Management	280 Congress Street (Russia Wharf)		450,000
Biogen Idec	Weston Corporate Center		356,367
Akamai Technology	Four & Eight Cambridge Center		230,678
Gibson, Dunn & Crutcher LLP	250 W. 55th Street		221,510
Hunton & Williams	2200 Pennsylvania Avenue		189,806

(1)	Includes 116,353, 68,282 & 28,384 square feet of space in properties in which Boston Properties has a 60%, 51% and 50% interest respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest repectivley.
(3)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	Includes 456,744 square feet of space in a property in which Boston Properties has a 60% interest.
(5)	Lehman Brothers Inc. has filed for bankruptcy.
(6)	Includes 258,990 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Represents leases signed with occupancy commencing in the future.
(9)	The space is currently occupied by Gillette.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	2,027,102	$83,334,710	$41.11	$85,478,285	$42.17	6.49%
2010	2,880,352	114,860,449	39.88	117,718,408	40.87	9.23%
2011	3,108,868	148,454,595	47.75	152,250,995	48.97	9.96%
2012	2,848,806	133,645,304	46.91	138,146,049	48.49	9.12%
2013	1,322,079	55,386,819	41.89	59,022,206	44.64	4.23%
2014	2,446,190	99,297,300	40.59	105,702,253	43.21	7.83%
2015	1,777,100	82,417,313	46.38	93,118,894	52.40	5.69%
2016	2,532,069	144,960,725	57.25	157,533,591	62.22	8.11%
2017	2,812,567	192,148,137	68.32	210,510,579	74.85	9.01%
2018	488,637	35,622,434	72.90	41,807,237	85.56	1.57%
Thereafter	7,189,680	422,871,754	58.82	540,316,472	75.15	23.03%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07
Midtown Manhattan	98.4%	99.5%	n/a	n/a	98.4%	99.5%
Greater Boston	96.3%	98.6%	93.3%	91.5%	95.0%	95.5%
Greater Washington	99.9%	98.8%	93.6%	99.2%	96.5%	99.0%
Greater San Francisco	91.5%	89.3%	95.8%	95.4%	92.8%	91.1%
Princeton/East Brunswick, NJ	n/a	n/a	83.8%	83.3%	83.8%	83.3%

Total Portfolio	97.1%	97.0%	91.9%	92.9%	95.2%	95.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	203,726	$4,507,799	$22.13	$4,522,599	$22.20	12.28%
2010	216,776	3,845,928	17.74	3,982,206	18.37	13.06%
2011	57,321	939,059	16.38	939,059	16.38	3.45%
2012	132,820	2,903,804	21.86	2,921,092	21.99	8.00%
2013	—	—	—	—	—	0.00%
2014	247,668	4,274,253	17.26	4,589,336	18.53	14.93%
2015	23,439	426,159	18.18	494,384	21.09	1.41%
2016	225,532	18,655,676	82.72	18,955,634	84.05	13.59%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
Thereafter	237,776	5,342,728	22.47	5,661,616	23.81	14.33%

Occupancy By Location
	CBD		Suburban		Total
Location	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	56.8%	72.3%	72.3%
Greater Washington	n/a	n/a	91.6%	100.0%	91.6%	100.0%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	77.9%	83.0%	81.9%	86.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step - ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2009	64,593	$5,175,437	$80.12	(3)	$4,669,603	$72.29	(3)	4.14%
2010	109,266	7,087,612	64.87	(4)	7,092,681	64.91	(4)	7.00%
2011	71,636	5,084,989	70.98		5,254,080	73.34		4.59%
2012	182,210	13,031,241	71.52		13,046,259	71.60		11.67%
2013	74,536	6,099,776	81.84		6,163,679	82.69		4.78%
2014	43,829	4,142,344	94.51		4,507,582	102.84		2.81%
2015	93,880	8,719,153	92.88		10,110,632	107.70		6.01%
2016	131,581	20,880,004	158.69		22,801,312	173.29		8.43%
2017	112,552	7,464,427	66.32		8,025,260	71.30		7.21%
2018	234,673	10,611,107	45.22		11,497,428	48.99		15.04%
Thereafter	442,052	25,134,873	56.86		31,941,148	72.26		28.32%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $53.94 per square foot and $52.44 per square foot in 2009.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $61.28 per square foot and $61.28 per square foot in 2010.

Boston Properties, Inc.

Fourth Quarter 2008

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	2,295,421	$93,017,946	$40.52	$94,670,486	$41.24	6.7%
2010	3,206,394	125,793,989	39.23	128,793,296	40.17	9.3%
2011	3,237,825	154,478,643	47.71	158,444,134	48.94	9.4%
2012	3,163,836	149,580,349	47.28	154,113,400	48.71	9.2%
2013	1,396,615	61,486,594	44.03	65,185,886	46.67	4.1%
2014	2,737,687	107,713,897	39.34	114,799,171	41.93	7.9%
2015	1,894,419	91,562,625	48.33	103,723,910	54.75	5.5%
2016	2,889,182	184,496,405	63.86	199,290,537	68.98	8.4%
2017	2,925,119	199,612,564	68.24	218,535,840	74.71	8.5%
2018	723,310	46,233,541	63.92	53,304,665	73.70	2.1%
Thereafter	7,869,508	453,349,356	57.61	577,919,237	73.44	22.8%

Occupancy By Location
	CBD		Suburban		Total
Location	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07
Midtown Manhattan	98.4%	99.5%	n/a	n/a	98.4%	99.5%
Greater Boston	96.5%	98.7%	88.7%	86.9%	92.9%	93.3%
Greater Washington	99.9%	98.8%	93.3%	99.3%	96.1%	99.1%
Greater San Francisco	91.5%	89.3%	95.8%	95.4%	92.8%	91.1%
Princeton/East Brunswick, NJ	n/a	n/a	83.8%	83.3%	83.8%	83.3%

Total Portfolio	97.1%	97.1%	90.5%	91.8%	94.5%	94.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	768,803	$27,131,172	$35.29	$26,906,777	$35.00		—	$—	$—	$—	$—
2010	720,381	24,368,480	33.83	25,679,288	35.65		36,528	801,046	21.93	892,366	24.43
2011	1,253,168	56,403,037	45.01	57,958,568	46.25		—	—	—	—	—
2012	1,091,745	40,508,522	37.10	41,940,850	38.42		67,362	1,649,088	24.48	1,649,088	24.48
2013	441,340	17,915,773	40.59	19,950,919	45.21		—	—	—	—	—
2014	652,251	26,974,252	41.36	27,409,410	42.02		30,000	457,500	15.25	457,500	15.25
2015	329,024	12,748,737	38.75	14,078,476	42.79		—	—	—	—	—
2016	271,096	8,522,623	31.44	9,573,467	35.31		225,532	18,655,676	82.72	18,955,634	84.05
2017	313,236	13,695,991	43.72	16,961,611	54.15		—	—	—	—	—
2018	2,291	62,983	27.49	67,565	29.49		—	—	—	—	—
Thereafter	1,149,579	47,883,839	41.65	73,897,512	64.28		237,776	5,342,728	22.47	5,661,616	23.81

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	5,963	$2,296,689	$385.16	$1,790,855	$300.33	(3)	774,766	$29,427,861	$37.98	$28,697,633	$37.04
2010	56,483	2,947,599	52.19	2,925,653	51.80		813,392	28,117,125	34.57	29,497,307	36.26
2011	12,164	1,437,836	118.20	1,514,028	124.47		1,265,332	57,840,872	45.71	59,472,596	47.00
2012	61,410	2,326,011	37.88	2,326,011	37.88		1,220,517	44,483,621	36.45	45,915,949	37.62
2013	28,464	3,477,601	122.18	3,466,064	121.77		469,804	21,393,374	45.54	23,416,983	49.84
2014	16,269	1,912,169	117.53	2,017,744	124.02		698,520	29,343,921	42.01	29,884,654	42.78
2015	29,493	4,498,531	152.53	4,640,548	157.34		358,517	17,247,268	48.11	18,719,024	52.21
2016	14,617	1,773,195	121.31	1,875,523	128.31		511,245	28,951,494	56.63	30,404,623	59.47
2017	49,402	3,459,069	70.02	3,697,476	74.84		362,638	17,155,060	47.31	20,659,088	56.97
2018	178,454	7,793,702	43.67	8,159,720	45.72		180,745	7,856,685	43.47	8,227,285	45.52
Thereafter	213,735	9,544,770	44.66	11,215,792	52.48		1,601,090	62,771,337	39.21	90,774,920	56.70

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $101.74 per square foot and $85.56 per square foot in 2009.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	161,002	$6,564,290	$40.77	$6,318,506	$39.24		—	$—	$—	$—	$—
Q2 2009	218,161	7,254,237	33.25	7,254,237	33.25		—	—	—	—	—
Q3 2009	142,771	4,083,803	28.60	4,083,803	28.60		—	—	—	—	—
Q4 2009	246,869	9,228,842	37.38	9,250,232	37.47		—	—	—	—	—

Total 2009	768,803	$27,131,172	$35.29	$26,906,777	$35.00		—	—	—	—	—

Q1 2010	45,409	$1,488,326	$32.78	$1,527,967	$33.65		—	$—	$—	$—	$—
Q2 2010	263,189	8,348,994	31.72	8,701,373	33.06		—	—	—	—	—
Q3 2010	233,683	8,497,006	36.36	9,189,663	39.33		36,528	801,046	21.93	892,366	24.43
Q4 2010	178,100	6,034,154	33.88	6,260,285	35.15		—	—	—	—	—

Total 2010	720,381	$24,368,480	$33.83	$25,679,288	$35.65		36,528	801,046	21.93	892,366	24.43

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	2,644	$654,220	$247.44	$413,520	$156.40		163,646	$7,218,510	$44.11	$6,732,026	$41.14
Q2 2009	6	371,404	61,900.66	265,396	44,232.66		218,167	7,625,641	34.95	7,519,633	34.47
Q3 2009	2,978	1,016,145	341.22	867,495	291.30		145,749	5,099,948	34.99	4,951,298	33.97
Q4 2009	335	254,920	760.96	244,444	729.68		247,204	9,483,762	38.36	9,494,676	38.41

Total 2009	5,963	2,296,689	$385.16	$1,790,855	$300.33	(3)	774,766	$29,427,861	$37.98	$28,697,633	$37.04

Q1 2010	15,314	$2,109,708.36	$137.76	2,087,762	$136.33		60,723	$3,598,035	$59.25	$3,615,730	$59.54
Q2 2010	41,167	694,794	16.88	694,794	16.88		304,356	9,043,788	29.71	9,396,167	30.87
Q3 2010	—	55,000	—	55,000	—		270,211	9,353,052	34.61	10,137,029	37.52
Q4 2010	2	88,097	44,048.46	88,097	44,048.46		178,102	6,122,251	34.37	6,348,382	35.64

Total 2010	56,483	$2,947,599	$52.19	$2,925,653	$51.80		813,392	$28,117,125	$34.57	$29,497,307	$36.26

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $128.15 per square foot and $128.15 per square foot in 2009.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	685,141	$24,905,748	$36.35	$24,967,062	$36.44	203,726	$4,507,799	$22.13	$4,522,599	$22.20
2010	779,761	33,892,363	43.47	34,625,094	44.40	180,248	3,044,882	16.89	3,089,840	17.14
2011	786,622	30,552,144	38.84	32,008,924	40.69	57,321	939,059	16.38	939,059	16.38
2012	874,319	36,271,800	41.49	37,967,974	43.43	65,458	1,254,716	19.17	1,272,004	19.43
2013	357,702	11,155,688	31.19	11,615,592	32.47	—	—	—	—	—
2014	468,526	18,249,711	38.95	20,499,854	43.75	217,668	3,816,753	17.53	4,131,836	18.98
2015	572,120	25,968,405	45.39	29,572,278	51.69	23,439	426,159	18.18	494,384	21.09
2016	187,575	6,800,915	36.26	8,317,665	44.34	—	—	—	—	—
2017	805,237	42,707,670	53.04	47,322,909	58.77	—	—	—	—	—
2018	262,702	11,372,295	43.29	15,386,500	58.57	—	—	—	—	—
Thereafter	2,046,964	92,094,368	44.99	118,595,488	57.94	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	21,029	$1,011,493	$48.10	$1,011,493	$48.10	909,896	$30,425,040	$33.44	$30,501,154	$33.52
2010	13,587	654,109	48.14	663,755	48.85	973,596	37,591,354	38.61	38,378,689	39.42
2011	18,533	896,232	48.36	907,911	48.99	862,476	32,387,435	37.55	33,855,894	39.25
2012	11,984	499,159	41.65	526,016	43.89	951,761	38,025,675	39.95	39,765,994	41.78
2013	8,199	386,557	47.15	422,897	51.58	365,901	11,542,246	31.54	12,038,488	32.90
2014	7,827	376,468	48.10	407,318	52.04	694,021	22,442,933	32.34	25,039,009	36.08
2015	24,704	1,134,461	45.92	1,229,651	49.78	620,263	27,529,025	44.38	31,296,314	50.46
2016	17,696	868,953	49.10	975,702	55.14	205,271	7,669,868	37.36	9,293,367	45.27
2017	24,412	1,078,883	44.19	1,190,204	48.75	829,649	43,786,553	52.78	48,513,113	58.47
2018	38,423	1,845,890	48.04	2,296,330	59.76	301,125	13,218,185	43.90	17,682,830	58.72
Thereafter	145,124	4,205,494	28.98	5,591,808	38.53	2,192,088	96,299,862	43.93	124,187,296	56.65

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	216,063	$6,954,562	$32.19	$6,954,562	$32.19	41,770	$1,090,671	$26.11	$1,090,671	$26.11
Q2 2009	43,116	1,638,625	38.01	1,638,625	38.01	94,156	2,216,407	23.54	2,216,407	23.54
Q3 2009	22,997	814,493	35.42	817,060	35.53	26,388	359,630	13.63	359,630	13.63
Q4 2009	402,965	15,498,068	38.46	15,556,815	38.61	41,412	841,091	20.31	855,891	20.67

Total 2009	685,141	$24,905,748	$36.35	$24,967,062	$36.44	203,726	$4,507,799	$22.13	$4,522,599	$22.20

Q1 2010	146,268	$7,037,710	$48.12	$7,185,613	$49.13	—	$—	$—	$—	$—
Q2 2010	417,076	16,225,023	38.90	16,512,884	39.59	146,848	2,394,183	16.30	2,423,034	16.50
Q3 2010	17,227	650,657	37.77	667,328	38.74	33,400	650,699	19.48	666,806	19.96
Q4 2010	199,190	9,978,972	50.10	10,259,269	51.50	—	—	—	—	—

Total 2010	779,761	$33,892,363	$43.47	$34,625,094	$44.40	180,248	$3,044,882	$16.89	$3,089,840	$17.14

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	17,730	$830,536	$46.84	$830,536	$46.84	275,563	$8,875,768	$32.21	$8,875,768	$32.21
Q2 2009	—	—	—	—	—	137,272	3,855,032	28.08	3,855,032	28.08
Q3 2009	3,291	180,917	54.97	180,917	54.97	52,676	1,355,040	25.72	1,357,608	25.77
Q4 2009	8	40	5.00	40	5.00	444,385	16,339,199	36.77	16,412,746	36.93

Total 2009	21,029	$1,011,493	$48.10	1,011,493	$48.10	909,896	$30,425,040	$33.44	$30,501,154	$33.52

Q1 2010	1,130	$68,161	$60.32	$69,240	$61.27	147,398	$7,105,871	$48.21	$7,254,854	$49.22
Q2 2010	1,596	71,998	45.11	73,823	46.25	565,520	18,691,205	33.05	19,009,741	33.61
Q3 2010	—	—	—	—	—	50,627	1,301,356	25.70	1,334,134	26.35
Q4 2010	10,861	513,950	47.32	520,692	47.94	210,051	10,492,923	49.95	10,779,961	51.32

Total 2010	13,587	$654,109	$48.14	$663,755	$48.85	973,596	$37,591,354	$38.61	$38,378,689	$39.42

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	213,992	$9,340,901	$43.65	$9,345,983	$43.67	—	$—	$—	$—	$—
2010	748,329	18,102,772	24.19	18,776,429	25.09	—	—	—	—	—
2011	381,264	25,146,515	65.96	25,576,798	67.08	—	—	—	—	—
2012	257,373	13,003,516	50.52	13,783,584	53.55	—	—	—	—	—
2013	224,694	9,655,459	42.97	10,332,073	45.98	—	—	—	—	—
2014	471,350	18,349,074	38.93	19,696,400	41.79	—	—	—	—	—
2015	355,447	12,998,174	36.57	14,647,201	41.21	—	—	—	—	—
2016	963,893	38,464,658	39.91	41,400,408	42.95	—	—	—	—	—
2017	171,279	7,892,890	46.08	8,532,705	49.82	—	—	—	—	—
2018	58,268	3,475,649	59.65	3,973,135	68.19	—	—	—	—	—
Thereafter	490,420	26,172,452	53.37	29,544,854	60.24	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	33,700	$1,431,584	$42.48	$1,431,584	$42.48	247,692	$10,772,485	$43.49	$10,777,567	$43.51
2010	32,208	1,603,969	49.80	1,621,338	50.34	780,537	19,706,741	25.25	20,397,767	26.13
2011	24,809	1,107,905	44.66	1,126,846	45.42	406,073	26,254,420	64.65	26,703,644	65.76
2012	35,001	2,563,106	73.23	2,661,326	76.04	292,374	15,566,622	53.24	16,444,910	56.25
2013	36,191	2,061,127	56.95	2,082,285	57.54	260,885	11,716,586	44.91	12,414,358	47.59
2014	8,365	570,363	68.18	608,124	72.70	479,715	18,919,436	39.44	20,304,524	42.33
2015	34,183	1,739,978	50.90	1,894,249	55.41	389,630	14,738,151	37.83	16,541,450	42.45
2016	7,887	454,542	57.63	492,530	62.45	971,780	38,919,200	40.05	41,892,938	43.11
2017	12,053	678,680	56.31	735,926	61.06	183,332	8,571,570	46.75	9,268,631	50.56
2018	16,919	883,816	52.24	926,949	54.79	75,187	4,359,464	57.98	4,900,084	65.17
Thereafter	—	—	—	—	—	490,420	26,172,452	53.37	29,544,854	60.24

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	23,940	$776,161	$32.42	$779,725	$32.57	—	$—	$—	$—	$—
Q2 2009	21,697	775,264	35.73	775,264	35.73	—	—	—	—	—
Q3 2009	72,400	2,778,853	38.38	2,778,853	38.38	—	—	—	—	—
Q4 2009	95,955	5,010,623	52.22	5,012,141	52.23	—	—	—	—	—

Total 2009	213,992	$9,340,901	$43.65	$9,345,983	$43.67	—	—	—	—	—

Q1 2010	8,186	$302,847	$37.00	$302,847	$37.00	—	$—	$—	$—	$—
Q2 2010	53,844	2,267,170	42.11	2,270,602	42.17	—	—	—	—	—
Q3 2010	64,443	4,602,554	71.42	4,825,583	74.88	—	—	—	—	—
Q4 2010	621,856	10,930,203	17.58	11,377,397	18.30	—	—	—	—	—

Total 2010	748,329	$18,102,772	$24.19	$18,776,429	$25.09	—	—	—	—	—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	21,499	$766,656	$35.66	$766,656	$35.66	45,439	$1,542,818	$33.95	$1,546,381	$34.03
Q2 2009	1,022	103,960	101.72	103,960	101.72	22,719	879,224	38.70	879,224	38.70
Q3 2009	—	—	—	—	—	72,400	2,778,853	38.38	2,778,853	38.38
Q4 2009	11,179	560,968	50.18	560,968	50.18	107,134	5,571,591	52.01	5,573,110	52.02

Total 2009	33,700	$1,431,584	$42.48	$1,431,584	$42.48	247,692	$10,772,485	$43.49	$10,777,567	$43.51

Q1 2010	1,914	$148,587	$77.63	$148,587	$77.63	10,100	$451,434	$44.70	$451,434	44.70
Q2 2010	420	40,666	96.82	40,666	96.82	54,264	2,307,835	42.53	2,311,267	42.59
Q3 2010	3,087	202,176	65.49	202,176	65.49	67,530	4,804,730	71.15	5,027,760	74.45
Q4 2010	26,787	1,212,540	45.27	1,229,910	45.91	648,643	12,142,743	18.72	12,607,306	19.44

Total 2010	32,208	$1,603,969	$49.80	$1,621,338	$50.34	780,537	$19,706,741	$25.25	$20,397,767	$26.13

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	229,901	$17,435,211	$75.84	$19,683,819	$85.62	—	$—	$—	$—	$—
2010	493,253	33,498,684	67.91	33,624,514	68.17	—	—	—	—	—
2011	242,460	20,976,965	86.52	21,111,304	87.07	—	—	—	—	—
2012	579,948	42,346,071	73.02	42,902,750	73.98	—	—	—	—	—
2013	112,221	10,704,839	95.39	10,723,911	95.56	—	—	—	—	—
2014	163,462	13,958,320	85.39	14,537,307	88.93	—	—	—	—	—
2015	366,357	26,117,288	71.29	29,743,596	81.19	—	—	—	—	—
2016	1,072,586	89,935,135	83.85	96,967,738	90.41	—	—	—	—	—
2017	1,441,969	125,150,355	86.79	134,690,541	93.41	—	—	—	—	—
2018	165,376	20,711,507	125.24	22,380,037	135.33	—	—	—	—	—
Thereafter	3,475,947	255,958,150	73.64	317,408,593	91.32	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	3,901	$435,670	$111.68	$435,670	$111.68	233,802	$17,870,881	$76.44	$20,119,489	$86.05
2010	6,988	1,881,935	269.31	1,881,935	269.31	500,241	35,380,620	70.73	35,506,449	70.98
2011	16,130	1,643,016	101.86	1,705,295	105.72	258,590	22,619,982	87.47	22,816,599	88.23
2012	73,815	7,642,965	103.54	7,532,906	102.05	653,763	49,989,035	76.46	50,435,656	77.15
2013	1,682	174,490	103.74	192,434	114.41	113,903	10,879,329	95.51	10,916,345	95.84
2014	11,368	1,283,345	112.89	1,474,396	129.70	174,830	15,241,666	87.18	16,011,703	91.58
2015	5,500	1,346,183	244.76	2,346,183	426.58	371,857	27,463,471	73.85	32,089,779	86.30
2016	91,381	17,783,313	194.61	19,457,558	212.93	1,163,967	107,718,448	92.54	116,425,296	100.02
2017	26,685	2,247,795	84.23	2,401,654	90.00	1,468,654	127,398,149	86.74	137,092,195	93.35
2018	877	87,700	100.00	114,429	130.48	166,253	20,799,207	125.11	22,494,466	135.30
Thereafter	83,193	11,384,610	136.85	15,133,548	181.91	3,559,140	267,342,760	75.11	332,542,141	93.43

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	33,927	$2,316,220	$68.27	$4,554,475	$134.24	—	$—	$—	$—	$—
Q2 2009	69,835	4,802,247	68.77	4,807,536	68.84	—	—	—	—	—
Q3 2009	83,441	6,698,131	80.27	6,698,131	80.27	—	—	—	—	—
Q4 2009	42,698	3,618,613	84.75	3,623,676	84.87	—	—	—	—	—

Total 2009	229,901	$17,435,211	$75.84	$19,683,819	$85.62	—	$—	$—	$—	$—

Q1 2010	206,301	$13,680,843	$66.31	$13,680,843	$66.31	—	$—	$—	$—	$—
Q2 2010	117,511	6,118,954	52.07	6,217,720	52.91	—	—	—	—	—
Q3 2010	78,271	5,483,912	70.06	5,488,389	70.12	—	—	—	—	—
Q4 2010	91,170	8,214,976	90.11	8,237,562	90.35	—	—	—	—	—

Total 2010	493,253	$33,498,684	$67.91	$33,624,514	$68.17	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	658	$52,101	$79.18	$52,101	$79.18	34,585	$2,368,321	$68.48	$4,606,576	$133.20
Q2 2009	3,000	287,446	95.82	287,446	95.82	72,835	5,089,692	69.88	5,094,981	69.95
Q3 2009	—	—	—	—	—	83,441	6,698,131	80.27	6,698,131	80.27
Q4 2009	243	96,123	395.57	96,123	395.57	42,941	3,714,736	86.51	3,719,800	86.63

Total 2009	3,901	$435,670	$111.68	$435,670	$111.68	233,802	$17,870,881	$76.44	$20,119,489	$86.05

Q1 2010	6,988	$1,881,935	$269.31	$1,881,935	$269.31	213,289	$15,562,778	$72.97	$15,562,778	$72.97
Q2 2010	—	—	—	—	—	117,511	6,118,954	52.07	6,217,720	52.91
Q3 2010	—	—	—	—	—	78,271	5,483,912	70.06	5,488,389	70.12
Q4 2010	—	—	—	—	—	91,170	8,214,976	90.11	8,237,562	90.35

Total 2010	6,988	$1,881,935	$269.31	$1,881,935	$269.31	500,241	$35,380,620	$70.73	$35,506,449	$70.98

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	129,265	$4,521,679	$34.98	$4,574,644	$35.39	—	$—	$—	$—	$—
2010	138,628	4,998,149	36.05	5,013,083	36.16	—	—	—	—	—
2011	445,354	15,375,934	34.53	15,595,400	35.02	—	—	—	—	—
2012	45,421	1,515,396	33.36	1,550,891	34.14	—	—	—	—	—
2013	186,122	5,955,059	32.00	6,399,711	34.38	—	—	—	—	—
2014	690,601	21,765,942	31.52	23,559,281	34.11	—	—	—	—	—
2015	154,152	4,584,709	29.74	5,077,343	32.94	—	—	—	—	—
2016	36,919	1,237,394	33.52	1,274,313	34.52	—	—	—	—	—
2017	80,846	2,701,231	33.41	3,002,812	37.14	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	26,770	762,945	28.50	870,025	32.50	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—	$—	$—	$—	$—	129,265	$4,521,679	$34.98	$4,574,644	$35.39
2010	—	—	—	—	—	138,628	4,998,149	36.05	5,013,083	36.16
2011	—	—	—	—	—	445,354	15,375,934	34.53	15,595,400	35.02
2012	—	—	—	—	—	45,421	1,515,396	33.36	1,550,891	34.14
2013	—	—	—	—	—	186,122	5,955,059	32.00	6,399,711	34.38
2014	—	—	—	—	—	690,601	21,765,942	31.52	23,559,281	34.11
2015	—	—	—	—	—	154,152	4,584,709	29.74	5,077,343	32.94
2016	—	—	—	—	—	36,919	1,237,394	33.52	1,274,313	34.52
2017	—	—	—	—	—	80,846	2,701,231	33.41	3,002,812	37.14
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	26,770	762,945	28.50	870,025	32.50

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	41,982	$1,410,701	$33.60	$1,410,701	$33.60	—	$—	$—	$—	$—
Q2 2009	4,585	161,849	35.30	161,849	35.30	—	—	—	—	—
Q3 2009	24,797	891,425	35.95	891,425	35.95	—	—	—	—	—
Q4 2009	57,901	2,057,704	35.54	2,110,669	36.45	—	—	—	—	—

Total 2009	129,265	$4,521,679	$34.98	$4,574,644	$35.39	—	$—	$—	$—	$—

Q1 2010	8,193	$314,884	$38.43	$318,981	$38.93	—	$—	$—	$—	$—
Q2 2010	11,901	370,232	31.11	379,948	31.93	—	—	—	—	—
Q3 2010	5,260	189,232	35.98	190,353	36.19	—	—	—	—	—
Q4 2010	113,274	4,123,801	36.41	4,123,801	36.41	—	—	—	—	—

Total 2010	138,628	$4,998,149	$36.05	$5,013,083	$36.16	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	41,982	$1,410,701	$33.60	$1,410,701	$33.60
Q2 2009	—	—	—	—	—	4,585	161,849	35.30	161,849	35.30
Q3 2009	—	—	—	—	—	24,797	891,425	35.95	891,425	35.95
Q4 2009	—	—	—	—	—	57,901	2,057,704	35.54	2,110,669	36.45

Total 2009	—	$—	$—	$—	$—	129,265	$4,521,679	$34.98	$4,574,644	$35.39

Q1 2010	—	$—	$—	$—	$—	8,193	$314,884	$38.43	$318,981	$38.93
Q2 2010	—	—	—	—	—	11,901	370,232	31.11	379,948	31.93
Q3 2010	—	—	—	—	—	5,260	189,232	35.98	190,353	36.19
Q4 2010	—	—	—	—	—	113,274	4,123,801	36.41	4,123,801	36.41

Total 2010	—	$—	$—	$—	$—	138,628	$4,998,149	$36.05	$5,013,083	$36.16

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	201,667	$10,356,076	$51.35	$9,850,242	$48.84	341,727	$13,176,521	$38.56	$13,234,593	$38.73
2010	232,928	10,287,322	44.17	10,937,233	46.96	361,454	18,392,084	50.88	18,832,245	52.10
2011	762,277	43,354,876	56.88	44,694,615	58.63	150,425	8,337,432	55.43	8,638,868	57.43
2012	431,199	20,297,426	47.07	20,393,048	47.29	169,638	7,363,956	43.41	7,475,351	44.07
2013	297,208	16,679,669	56.12	18,049,454	60.73	245,179	7,613,205	31.05	7,791,740	31.78
2014	529,243	24,837,322	46.93	25,012,399	47.26	72,018	3,541,092	49.17	4,056,534	56.33
2015	268,803	14,322,016	53.28	15,333,826	57.04	337,833	18,526,211	54.84	20,822,887	61.64
2016	296,421	22,284,958	75.18	22,939,771	77.39	57,782	2,716,273	47.01	3,170,178	54.86
2017	217,082	12,356,110	56.92	15,153,513	69.81	753,605	40,374,344	53.57	44,317,492	58.81
2018	178,454	7,793,702	43.67	8,159,720	45.72	51,018	3,164,231	62.02	3,727,652	73.07
Thereafter	1,098,511	46,098,672	41.96	73,545,231	66.95	1,342,779	67,185,914	50.03	88,931,399	66.23

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	233,802	$17,870,881	$76.44	$20,119,489	$86.05	170,658	$8,459,990	$49.57	$8,463,553	$49.59
2010	500,241	35,380,620	70.73	35,506,449	70.98	192,012	10,707,477	55.76	10,849,798	56.51
2011	258,590	22,619,982	87.47	22,816,599	88.23	313,309	24,291,378	77.53	24,541,411	78.33
2012	653,763	49,989,035	76.46	50,435,656	77.15	265,533	14,683,841	55.30	15,474,156	58.28
2013	113,903	10,879,329	95.51	10,916,345	95.84	224,928	10,855,227	48.26	11,401,697	50.69
2014	174,830	15,241,666	87.18	16,011,703	91.58	223,413	10,318,068	46.18	10,965,007	49.08
2015	371,857	27,463,471	73.85	32,089,779	86.30	167,668	7,752,926	46.24	8,379,449	49.98
2016	1,163,967	107,718,448	92.54	116,425,296	100.02	843,392	35,835,570	42.49	38,235,226	45.34
2017	1,468,654	127,398,149	86.74	137,092,195	93.35	183,332	8,571,570	46.75	9,268,631	50.56
2018	166,253	20,799,207	125.11	22,494,466	135.30	75,187	4,359,464	57.98	4,900,084	65.17
Thereafter	3,559,140	267,342,760	75.11	332,542,141	93.43	490,420	26,172,452	53.37	29,544,854	60.24

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	573,099	$19,071,785	$33.28	$18,847,391	$32.89	568,169	$17,248,519	$30.36	$17,266,561	$30.39
2010	580,464	17,829,802	30.72	18,560,074	31.97	612,142	19,199,270	31.36	19,546,444	31.93
2011	503,055	14,485,996	28.80	14,777,981	29.38	712,051	24,050,003	33.78	25,217,026	35.41
2012	789,318	24,186,195	30.64	25,522,901	32.34	782,123	30,661,719	39.20	32,290,642	41.29
2013	172,596	4,713,705	27.31	5,367,529	31.10	120,722	3,929,040	32.55	4,246,748	35.18
2014	169,277	4,506,599	26.62	4,872,255	28.78	622,003	18,901,840	30.39	20,982,475	33.73
2015	89,714	2,925,252	32.61	3,385,198	37.73	282,430	9,002,814	31.88	10,473,427	37.08
2016	214,824	6,666,536	31.03	7,464,852	34.75	147,489	4,953,595	33.59	6,123,189	41.52
2017	145,556	4,798,950	32.97	5,505,574	37.82	76,044	3,412,209	44.87	4,195,621	55.17
2018	2,291	62,983	27.49	67,565	29.49	250,107	10,053,953	40.20	13,955,179	55.80
Thereafter	502,579	16,672,665	33.17	17,229,689	34.28	849,309	29,113,947	57.93	35,255,897	41.51

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—	$—	$—	$—	$—	77,034	$2,312,496	$30.02	$2,314,014	$30.04
2010	—	—	—	—	—	588,525	8,999,264	15.29	9,547,969	16.22
2011	—	—	—	—	—	92,764	1,963,042	21.16	2,162,234	23.31
2012	—	—	—	—	—	26,841	882,781	32.89	970,754	36.17
2013	—	—	—	—	—	35,957	861,359	23.96	1,012,661	28.16
2014	—	—	—	—	—	256,302	8,601,368	33.56	9,339,517	36.44
2015	—	—	—	—	—	221,962	6,985,225	31.47	8,162,001	36.77
2016	—	—	—	—	—	128,388	3,083,631	24.02	3,657,712	28.49
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	129,265	$4,521,679	$34.98	$4,574,644	$35.39	—	$—	$—	$—	$—
2010	138,628	4,998,149	36.05	5,013,083	36.16	—	—	—	—	—
2011	445,354	15,375,934	34.53	15,595,400	35.02	—	—	—	—	—
2012	45,421	1,515,396	33.36	1,550,891	34.14	—	—	—	—	—
2013	186,122	5,955,059	32.00	6,399,711	34.38	—	—	—	—	—
2014	690,601	21,765,942	31.52	23,559,281	34.11	—	—	—	—	—
2015	154,152	4,584,709	29.74	5,077,343	32.94	—	—	—	—	—
2016	36,919	1,237,394	33.52	1,274,313	34.52	—	—	—	—	—
2017	80,846	2,701,231	33.41	3,002,812	37.14	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	26,770	762,945	28.50	870,025	32.50	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

HOTEL PERFORMANCE

Cambridge Center Marriott

	Fourth Quarter 2008	Fourth Quarter 2007	Percent Change	Year to Date 2008	Year To Date 2007	Percent Change
Occupancy	74.6%	78.0%	-4.4%	77.7%	80.0%	-2.9%

Average Daily Rate	$230.67	$244.55	-5.7%	$217.70	$217.23	0.2%

Revenue per available room	$172.15	$190.69	-9.7%	$169.08	$173.80	-2.7%

OCCUPANCY ANALYSIS
Same Property Occupancy(1) - By Location
	CBD		Suburban		Total
Location	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07
Greater Boston	96.5%	98.7%	88.1%	86.9%	92.7%	93.3%
Greater Washington	99.9%	98.8%	97.1%	99.3%	98.3%	99.1%
Midtown Manhattan	98.5%	99.5%	n/a	n/a	98.5%	99.5%
Princeton/East Brunswick, NJ	n/a	n/a	83.8%	83.3%	83.8%	83.3%
Greater San Francisco	91.5%	89.3%	98.7%	99.6%	93.5%	92.1%

Total Portfolio	96.8%	97.1%	91.8%	92.2%	94.7%	95.1%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07
Total Office Portfolio	96.8%	97.0%	93.6%	93.4%	95.5%	95.6%
Total Office/Technical Portfolio	100.0%	100.0%	77.9%	83.0%	81.9%	86.1%

Total Portfolio	96.8%	97.1%	91.8%	92.2%	94.7%	95.1%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Fourth Quarter 2008

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	100	20	1	121
Square feet	27,835,806	1,659,294	330,400	29,825,500
Percent of in-service properties	84.9%	100.0%	100.0%	85.8%
Occupancy @ 12/31/2007	95.6%	86.1%	—	95.1%
Occupancy @ 12/31/2008	95.5%	81.9%	—	94.7%
Percent change from 4th quarter 2008 over 4th quarter 2007 (2):
Rental revenue	3.5%	14.6%	-7.3%
Operating expenses and real estate taxes	4.4%	22.2%	-2.4%
Consolidated Net Operating Income (3) - excluding hotel				3.4	%(2)
Consolidated Net Operating Income (3) - Hotel				-18.5	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-2.3	%(2)
Portfolio Net Operating Income (3)				2.8%

Rental revenue - cash basis	4.3%	12.6%	-7.3%
Consolidated Net Operating Income (3) - cash basis (4) excluding hotel	4.2%	9.0%		4.3	%(2)
Consolidated Net Operating Income (3) - cash basis (4) - Hotel				-18.5	%(2)
Net Operating Income - cash basis (4) - BXP’s share of unconsolidated joint ventures				-0.3	%(2)
Portfolio Net Operating Income (3) - cash basis (4)				3.8%

Same Property Lease Analysis - quarter ended December 31, 2008

		Office	Office/Technical	Total
Vacant space available @ 10/1/2008 (sf)		1,255,949	300,275	1,556,224
Square footage of leases expiring or terminated 10/1/2008-12/31/2008		612,811	—	612,811

Total space for lease (sf)		1,868,760	300,275	2,169,035

New tenants (sf)		458,862	—	458,862
Renewals (sf)		158,171	—	158,171

Total space leased (sf)		617,033	—	617,033

Space available @ 12/31/2008 (sf)		1,251,727	300,275	1,552,002

Net (increase)/decrease in available space (sf)		4,222	—	4,222
2nd generation Average lease term (months)		81	—	81
2nd generation Average free rent (days)		111	—	111
2nd generation TI/Comm PSF		$28.51	$—	$28.51
Increase (decrease) in 2nd generation gross rents (5)		25.87%	0.00%	25.87%
Increase (decrease) in 2nd generation net rents (5)		38.12%	0.00%	38.12%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 18.
(5)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 587,746 square feet.

Boston Properties, Inc.

Fourth Quarter 2008

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	12/31/2008	12/31/2007
	(in thousands)
Net income (loss) available to common shareholders	$(91,552)	$123,790
Gains on sales of real estate from discontinued operations, net of minority interest	—	(46,426)
Income from discontinued operations, net of minority interest	—	(862)
Gains on sales of real estate, net of minority interest	(1,667)	—
Minority interest in Operating Partnership	(14,174)	23,181
(Income) loss from unconsolidated joint ventures	187,559	(805)
Minority interest in property partnership	427	84

Income before minority interest in property partnership, income (loss) from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	80,593	98,962

Add:
Losses from investments in securities	2,631	609
Net derivative losses	7,172	—
Depreciation and amortization	79,766	71,421
Interest expense	71,261	68,289
General and administrative expense	16,552	16,594

Subtract:
Interest and other income	(879)	(22,041)
Development and management services income	(9,024)	(5,378)

Consolidated Net Operating Income	$248,072	$228,456
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	61,757	5,424

Combined Net Operating Income	$309,829	$233,880
Subtract:

Net Operating Income from Value-Added Fund (BXP’s share)	(1,328)	(261)

Portfolio Net Operating Income	308,501	233,619

Same Property Net Operating Income	$234,216	$227,761

Net operating income from non Same Properties (2)	66,308	2,976
Termination income	7,977	2,882

Portfolio Net Operating Income	$308,501	$233,619

Same Property Net Operating Income	$234,216	$227,761
Less straight-line rent and fair value lease revenue	8,394	10,208

Same Property Net Operating Income - cash basis	$225,822	$217,553

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 18.
(2)	Pages 21-23 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2008

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended				$ Change	% Change
	31-Dec-08	31-Dec-07			31-Dec-08		31-Dec-07
Rental Revenue	$341,246	$325,047			$12,068		$10,547
Less Termination Income	7,713	2,862			—		19

Rental revenue - subtotal	333,533	322,185	11,348	3.5%	12,068		10,528		1,540	14.6%
Operating expenses and real estate taxes	116,293	111,357	4,936	4.4%	3,448		2,822		626	22.2%

Net Operating Income (1)	$217,240	$210,828	$6,412	3.0%	$8,620		$7,706		$914	11.9%

Rental revenue - subtotal	$333,533	$322,185			$12,068		$10,528
Less straight line rent and fair value lease revenue	7,884	9,846	(1,962)	-19.9%	590		336		254	75.6%

Rental revenue - cash basis	325,649	312,339	13,310	4.3%	11,478		10,192		1,286	12.6%
Less:
Operating expenses and real estate taxes	116,293	111,357	4,936	4.4%	3,448		2,822		626	22.2%

Net Operating Income (2) - cash basis	$209,356	$200,982	$8,374	4.2%	$8,030		$7,370		$660	9.0%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended				$ Change	% Change
	31-Dec-08	31-Dec-07			31-Dec-08		31-Dec-07
Rental Revenue	$353,314	$335,594			$12,158		$13,121
Less Termination Income	7,713	2,881			—		—

Rental revenue - subtotal	345,601	332,713	12,888	3.9%	12,158		13,121		$(963)	-7.3%
Operating expenses and real estate taxes	119,741	114,179	5,562	4.9%	8,846		9,059		(213)	-2.4%

Net Operating Income (1)	$225,860	$218,534	$7,326	3.4%	$3,312		$4,062		$(750)	-18.5%

Rental revenue - subtotal	$345,601	$332,713			$12,158		$13,121
Less straight line rent and fair value lease revenue	8,474	10,182	(1,708)	-16.8%		(1)		(1)	—	0.0%

Rental revenue - cash basis	337,127	322,531	14,596	4.5%	12,159		13,122		(963)	-7.3%
Less:
Operating expenses and real estate taxes	119,741	114,179	5,562	4.9%	8,846		9,059		(213)	-2.4%

Net Operating Income (2) - cash basis	$217,386	$208,352	$9,034	4.3%	$3,313		$4,063		$(750)	-18.5%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended				$ Change	% Change
	31-Dec-08	31-Dec-07			31-Dec-08		31-Dec-07
Rental Revenue	$8,886	$8,825			$374,358		$357,540
Less Termination Income	1	1			7,714		2,882

Rental revenue - subtotal	8,885	8,824	$61	0.7%	366,644		354,658		11,986	3.4%
Operating expenses and real estate taxes	3,841	3,659	182	5.0%	132,428		126,897		5,531	4.4%

Net Operating Income (1)	$5,044	$5,165	$(121)	-2.3%	$234,216		$227,761		$6,455	2.8%

Rental revenue - subtotal	$8,885	$8,824			$366,644		$354,658
Less straight line rent and fair value lease revenue	(79)	27	(106)	-392.6%	8,394		10,208		(1,814)	-17.8%

Rental revenue - cash basis	8,964	8,797	167	1.9%	358,250		344,450		13,800	4.0%
Less:
Operating expenses and real estate taxes	3,841	3,659	182	5.0%	132,428		126,897		5,531	4.4%

Net Operating Income (2) - cash basis	$5,123	$5,138	$(15)	-0.3%	$225,822		$217,553		$8,269	3.8%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2008

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2008

	Office	Office/Technical	Total
Vacant space available @ 10/1/2008 (sf)	1,356,737	300,275	1,657,012
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	227,606	—	227,606
Leases expiring or terminated 10/1/2008-12/31/2008 (sf)	672,793	—	672,793

Total space for lease (sf)	2,257,136	300,275	2,557,411

New tenants (sf)	484,653	—	484,653
Renewals (sf)	189,567	—	189,567

Total space leased (sf)	674,220	—	674,220 (1)

Space available @ 12/31/2008 (sf)	1,582,916	300,275	1,883,191

Net (increase)/decrease in available space (sf)	(226,179)	—	(226,179)
2nd generation Average lease term (months)	81	—	81
2nd generation Average free rent (days)	106	—	106
2nd generation TI/Comm PSF	$28.84	$—	$28.84
Increase (decrease) in 2nd generation gross rents (2)	26.23%	0.00%	26.23%
Increase (decrease) in 2nd generation net rents (3)	38.87%	0.00%	38.87%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	257,571	6.73%	10.78%	257,571	785,629
Washington	—	32,897	1.50%	2.30%	32,897	513,362
New York	—	242,823	43.63%	61.27%	242,823	240,892
San Francisco	—	128,776	9.62%	14.17%	128,776	122,417
Princeton	—	12,153	-6.33%	-10.03%	12,153	54,293

	—	674,220	26.23%	38.87%	674,220	1,716,593

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 644,933.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 644,933.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarter, including properties currently under development.

Boston Properties, Inc.

Fourth Quarter 2008

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2008	Q3 2008	Q2 2008	Q1 2008		2007	2006		2005
Recurring capital expenditures	$12,158	$8,252	$5,075	$4,296		$36,599	$25,718		$22,369

Planned non-recurring capital expenditures associated with acquisition properties	1,072	1,472	644	15		1,490	3,869		2,957

Hotel improvements, equipment upgrades and replacements	589	446	289	993	(1)	1,127	7,969	(2)	4,097

	$13,819	$10,170	$6,008	$5,304		$39,216	$37,556		$29,423

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	2007	2006	2005
Office
Square feet	674,220	586,405	467,307	744,687	3,201,812	2,972,996	2,749,079

Tenant improvement and lease commissions PSF	$28.84	$31.17	$22.00	$35.72	$23.88	$29.14	$28.75

Office/Technical
Square feet	—	26,388	—	—	226,692	33,400	82,753

Tenant improvement and lease commissions PSF	$—	$—	$—	$—	$26.62	$—	$2.89

Average tenant improvement and lease commissions PSF	$28.84	$29.57	$22.00	$35.72	$24.06	$28.82	$28.00

(1)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.
(2)	Includes approximately $5,600 of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Fourth Quarter 2008

ACQUISITIONS/DISPOSITIONS

as of December 31, 2008

ACQUISITIONS

For the period from January 1, 2008 through December 31, 2008

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
250 West 55th Street (Development Rights)	May-08	N/A	$34,200,000	$—	(1)	$34,200,000	N/A
The General Motors Building (60% ownership interest)	Jun-08	1,770,298	1,675,000,000	—		1,675,000,000	98%
Two Grand Central Tower (60% ownership interest)	Aug-08	635,275	256,758,000	1,681,000		258,439,000	100%
540 Madison Avenue (60% ownership interest)	Aug-08	284,185	166,254,000	1,197,000		167,451,000	93%
125 West 55th Street (60% ownership interest)	Aug-08	558,008	266,388,000	1,126,000		267,514,000	100%
635 Massachusetts Avenue	Sep-08	211,000	119,473,000	—	(1)	119,473,000	100%

Total Acquisitions		3,458,766	$2,518,073,000	$4,004,000		$2,522,077,000	98%

DISPOSITIONS

For the period from January 1, 2008 through December 31, 2008

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
280 Park Avenue (2)	Jun-06	—	$—	$23,438,000
Mountain View Research/Technology Parks (3)	Jan-08	735,728	221,600,000	—
20 F Street Land (4)	Apr-08	—	33,700,000	9,902,000

Total Dispositions		735,728	$255,300,000	$33,340,000

(1)	Anticipated future investment on development projects are not included.
(2)	280 Park Avenue was sold in June 2006. The Company entered into a 74,340 net rentable square foot master lease obligation with the buyer resulting in the deferral of approximately $67.3 million of the book gain. Subsequent to the sale during 2006, the Company signed qualifying leases for 26,281 net rentable square feet and recognized approximately $21.0 million of additional book gain. During the year ended December 31, 2007, the Company signed an additional qualifying lease for 22,250 net rentable square feet resulting in the recognition of approximately $18.0 million of additional book gain. During the three months ended March 31, 2008, the Company signed an additional qualifying lease for 17,454 net rentable square feet resulting in the recognition of approximately $23.4 million of additional book gain. As of December 31, 2008, the master lease obligation totaled approximately $0.9 million.
(3)	On January 7, 2008, the Company transferred at cost the Mountain View properties to the Value-Added Fund.
(4)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The estimated gain on sale totaling approximately $23.4 million has been deferred and will be recognized over the construction period.

Boston Properties, Inc.

Fourth Quarter 2008

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS (1)

as of December 31, 2008

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2) (3)	Estimated Total Investment (2) (3)	Total Construction Loan (2)	Amount Drawn at 12/31/2008 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (4)
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	$47,003,011	$60,536,931	$—	$—	$13,533,920	20%
Wisconsin Place (66.67% ownership) (5)	Q2 2009	Q4 2009	Chevy Chase, MD	1	290,000	73,551,223	93,500,000	79,970,501	50,266,106	—	91%
Democracy Tower (formerly South of Market - Phase II)	Q3 2009	Q3 2009	Reston, VA	1	225,000	58,013,572	87,200,000	65,000,000	30,674,413	—	100%
701 Carnegie Center	Q4 2009	Q4 2009	Princeton, NJ	1	120,000	16,816,314	34,000,000	—	—	17,183,686	100%
Weston Corporate Center	Q3 2010	Q3 2010	Weston, MA	1	356,367	34,516,458	150,000,000			115,483,542	100%
250 West 55th	Q1 2011	Q4 2011	New York, NY	1	1,000,000	425,468,297	980,000,000	—	—	554,531,703	22%
280 Congress Street (Russia Wharf) (6)	Q1 2011	Q1 2012	Boston, MA	2	815,000	216,658,746	550,000,000	—	—	333,341,254	78	%(8)
2200 Pennsylvania Avenue (7)	Q2 2011	Q2 2012	Washington, DC	2	780,000	36,676,358	380,000,000	—	—	343,323,642	42%

Total Properties under Construction				10	3,769,367	$908,703,979	$2,335,236,931	$144,970,501	$80,940,519	$1,377,397,747	58	%(8)

PROJECTS PLACED-IN-SERVICE DURING 2008

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (3)	Estimated Total Investment (3)	Debt	Drawn at December 31, 2008	Estimated Future Equity Requirement	Percentage Leased

505 9th Street (50% ownership)	Q4 2007	Q1 2008	Washington, D.C.	1	323,000	$65,046,318	$65,000,000	$65,000,000	$65,000,000	$—	100%
77 CityPoint (formerly 77 Fourth Avenue)	Q1 2008	Q4 2008	Waltham, MA	1	210,000	77,246,929	79,707,173	—	—	2,460,244	100%
South of Market (Phase I)	Q1 2008	Q3 2009	Reston, VA	3	652,000	192,560,598	213,800,000	200,000,000	183,125,450	4,364,852	85%
Annapolis Junction (50% ownership)	Q4 2008	Q4 2009	Annapolis, MD	1	117,600	26,315,362	32,600,000	22,750,000	19,412,906	2,947,545	14%

Total Projects Placed in Service				6	1,302,600	$361,169,207	$391,107,173	$287,750,000	$267,538,356	$9,772,641	85%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (9)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (10)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$21.93	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,262	53.3%	20.51	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.63	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	75.8%	15.53	N	S	683,000
635 Massachusetts Avenue	Washington, DC	1	211,000	100.0%	28.31	N	CBD	450,000

Total Properties held for Re-Development		12	688,669	70.8%	$22.14			2,198,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share.
(3)	Includes net revenue during lease up period.
(4)	Represents percentage leased as of January 26, 2009.
(5)	Includes approximately $40.3 million of land and infrastructure costs invested to date.
(6)	Includes 235,000 square feet of residential space for rent or for sale and 28,000 square feet of retail space.
(7)	Includes 330,000 square feet of residential space for rent or sale.
(8)	Percentage Leased excludes 235,000 square feet of residential space and includes 28,000 square feet of retail space.
(9)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(10)	Included in developable square feet of Value Creation Pipeline—Owned Land Parcels on page 49.

Boston Properties, Inc.

Fourth Quarter 2008

VALUE CREATION PIPELINE—OWNED LAND PARCELS

as of December 31, 2008

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
Reston, VA	33.8	910,000
Dulles, VA	76.6	850,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (3)	1.2	700,000
Washington, DC (1)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (4)	0.2	TBD

	365.1	9,879,000

VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS

as of December 31, 2008

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (5)	143.1	1,780,000
Cambridge, MA (6)	1.1	370,000

	144.2	2,150,000

(1)	Properties on-site are held for future re-development and are referenced on page 48.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	Includes approximately 250,000 square feet of Residential development.
(4)	Previously reported as land purchase options, includes four sites, comprised of five lots with air rights. The developable square feet remains to be determined.
(5)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(6)	In accordance with an agreement executed on November 26, 2008, 170,000 square feet of office development was transferred to the Company on January 16, 2009. The Company has the option to purchase an additional 200,000 square feet of residential rights.

Boston Properties, Inc.

Fourth Quarter 2008

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, net derivative losses and impairments, (2) eliminating the effect of straight-line rent, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions; (4) subtracting all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Consolidated Debt to Total Consolidated Market Capitalization Ratio

Consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, but excluding unearned outperformance plan units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Combined Debt to Total Combined Market Capitalization Ratio

Combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the Company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, excluding unearned outperformance plan units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our consolidated debt and our total combined debt, we believe that presenting our combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Fourth Quarter 2008

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluateregional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21-23 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.